                                                                   Exhibit 10.23
                                                                   -------------



                            NOTE PURCHASE AGREEMENT,

                           dated as of June 30, 1999

                                  by and among

                        MATTHEWS STUDIO EQUIPMENT GROUP,

                                as the Company,

                                      and

                   THE PURCHASERS LISTED ON SCHEDULE I HERETO

                                with respect to

                        U.S.$10,000,000 principal amount

                                       of

                     Convertible Senior Subordinated Notes

                               Due June 30, 2005

                            NOTE PURCHASE AGREEMENT
                            -----------------------

     THIS NOTE PURCHASE AGREEMENT, dated as of June 30, 1999 (this "Agreement"),
                                                                    ---------
is by and among MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation (the "Company"), and the Purchasers listed on Schedule I hereto (together with their
--------                                 ----------
respective successors and assigns, the "Purchasers").
                                        ----------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company desires that the Purchasers purchase U.S.$10,000,000 principal amount of Notes (such capitalized term and other capitalized terms used in these recitals without definition shall have the meanings provided for in Article I) of the Company, the proceeds of which will be used for general
   ---------
working capital purposes (including capital expenditures);

     NOW, THEREFORE, based upon the foregoing and the mutual covenants and agreements herein contained, and for other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                 DEFINED TERMS

     SECTION 1.1  Defined Terms.  The following terms (whether or not
                  -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person which,
           ---------
     directly or indirectly, controls, is under common control with, or is owned or controlled by, such Person. For purposes of this definition, (i) "control" means, with respect to any Person, either (x) the beneficial
     --------
     ownership of five percent (5%) or more of any class of equity, securities or other beneficial Interests of such Person or (y) the power to direct the management and policies of such Person through the ownership of voting securities, by contract or otherwise, (ii) "controlling", "control with"
                                                 -----------    ------------
     and "controlled by", and similar terms shall have meanings correlative to
          -------------
     the foregoing and (iii) the officers and directors of a Person shall be deemed to be Affiliates of such Person.

          "Agreement" means this Note Purchase Agreement, as it may be amended,
           ---------
     restated, supplemented or otherwise modified from time to time pursuant to
     Section 12.1.
     ------------

          "Arbitration Procedure" means the following procedure to determine the
           ---------------------
     Market Price, as the case may be, in the event that a Significant Holder and the Company cannot resolve any differences they have with respect to the Market Price. The Market Price shall be determined by an investment banking firm of national recognition in the United States, which firm shall be reasonably acceptable to the Company and the Significant Holder. If the Company and the Significant Holder are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in the City of New York, New York selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Company and the Significant Holder, of not more than six investment banking firms of national recognition in the United States, of which no more than three may be named by the Company and no more than three may be named by the Significant Holder. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Company and the Significant Holder shall submit to the investment banking firm their respective determinations of the Market Price and any supporting arguments and other data as they may desire, within ten (10) days of the appointment of the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the Market Price. The final Market Price for purposes hereof shall be the average of the two Market Prices closest together, as determined by the investment banking firm, from among the Market Prices (i) submitted by the Company, (ii) submitted by the Significant Holder and (iii) calculated by the investment banking firm. The determination by such investment banking firm shall be final and binding upon the parties. The Company and the Significant Holder shall each pay one-half ( 1/2) of the fees and expenses of the investment banking firms and arbitrators (if any) used to determine the Market Price. If required by any such investment banking firm or arbitrator, the Company and the Significant Holder shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitations, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates.

          "Authorized Officer" means, relative to the Company, those of its
           ------------------
     officers whose signatures and incumbency shall have been certified to the Purchasers pursuant to Section 3.1.
                            -----------

          "Bankruptcy Code" shall mean Title 11 of the United States Code, as
           ---------------
     amended from time to time, and all rules and regulations promulgated thereunder.

          "Business Day" means any day excluding Saturday, Sunday and any day
           ------------
     which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

          "Capital Lease" shall mean any lease of any property (whether real,
           -------------
     personal or mixed) by a Person as lessee which, in conformity with generally accepted accounting principles consistently applied, is, or is required to be, accounted for as a capital lease on the balance sheet of such Person.

          "Capitalized Lease Obligation" shall mean an obligation to pay rent or
           ----------------------------
     other amounts under any Capital Lease, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with generally accepted accounting principles.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
     interests, participations or other equivalents (however designated) of such Person's capital stock or equity, whether now outstanding or issued after the date hereof, including all common stock, preferred stock, partnership interests and member interests.

          "Cash Equivalents" means, as at any time,
           ----------------

               (a) marketable securities (i) issued or directly and unconditionally Guaranteed as to interest and principal by the United States Government or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date;

               (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, one of the two highest ratings obtainable from either Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's");
                 ---                                        -------

               (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 (or the equivalent) from S&P or at least P-1 (or the equivalent) from Moody's;

               (d) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least "adequately capitalized" (as defined in the regulations of its primary federal banking regulator) and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and

               (e) shares of any money market mutual fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a)
                         -----------
          and (b) above, (ii) has net assets of not less than $500,000,000, and
          (iii) has one of the two highest ratings obtainable from either S&P or Moody's.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980, as amended.

          "CERCLIS" means the Comprehensive Environmental Response Compensation
           -------
     Liability Information System List.

          "Change of Control" means:
           -----------------

               (a) the sale, lease or transfer of all or substantially all the assets of the Company to any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) other than the Investment Parties;

               (b) the liquidation or dissolution of (or the adoption of a plan of liquidation by) the Company or any of its Subsidiaries;

               (c) the acquisition by any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) (other than one or more of the Investment Parties) of a direct or indirect majority in interest (more than 50%) of the voting Capital Stock of the Company by way of merger or consolidation or otherwise; or

               (d) the Company at any time, legally or beneficially (and free of any Liens other than Liens disclosed in the SEC Reports filed prior to the Initial Closing Date and Liens granted under the Security Agreement), owns less than 100% of the outstanding capital stock of the Subsidiaries.

          "Code" means the Internal Revenue Code of 1986, as amended, reformed
           ----
     or otherwise modified from time to time.

          "Collateral" shall mean all property of the Company that at the time
           ----------
     is security for the Senior Debt.

          "Collateral Agency Agreement" means the Collateral Agency Agreement
           ---------------------------
     entered into among the Purchasers and acknowledged by the Company, substantially in the form attached as Exhibit E hereto.
                                           ---------

          "Common Stock" means the Common Stock, no par value per share, of the
           ------------
     Company.

          "Consolidated" means, in respect of any Person, as applied to any
           ------------
     financial or accounting term, such term determined on a consolidated basis in accordance with GAAP for the Person and all consolidated Subsidiaries thereof.

          "Contaminant" means all Hazardous Materials and all those substances
           -----------
     which are regulated by or form the basis of liability under Federal, state or local environmental, health and safety statutes or regulations, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs") and radioactive substances, or any other material or substance which constitutes a material health, safety or environmental hazard to any Person or property.

          "Controlled Group" means all members of a controlled group of
           ----------------
     corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          "Credit Agreement" means, collectively, (i) the Amended and Restated
           ----------------
     Credit Agreement, dated as of April 1, 1998, among the Company, the lenders named therein and The Chase Manhattan Bank, as agent, as such agreement has been and may be further amended, restated, extended, renewed, supplemented or otherwise modified from time to time, or replaced through refinancing and (ii) all other agreements, documents and instruments evidencing, governing, securing or pertaining to all or any portion of the Senior Debt.

          "Default" means any Event of Default or any condition, occurrence or
           -------
     event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Disclosure Schedule" means the Disclosure Schedule attached hereto as
           -------------------
     Schedule II, as it may be amended, supplemented or otherwise modified from
     -----------
     time to time by the Company with the written consent of the Requisite Holders.

          "Dollars" and the sign "$" mean the lawful money of the United States
           -------                -
     of America.

          "Environmental Claim" means any written notice of violation, claim,
           -------------------
     demand, abatement or other order by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or deed or use restrictions, resulting from or based upon (i) the existence, or continuation of the existence of a Release (including without limitation, sudden or non-sudden, accidental or non accidental Releases), of, or exposure to, any Contaminant at, in, by or from any of the properties of the Company or its Subsidiaries, (ii) the environmental aspects of the transportation, storage, treatment or disposal of Contaminants in connection with the operation of any of the properties of the Company or its Subsidiaries or (iii) the violation, or alleged violation by the Company or any of its Subsidiaries, of any statutes, ordinances, orders, rules, regulations, permits or licenses of or from any governmental authority, agency or court relating to environmental matters connected with any of the properties of the Company or its Subsidiaries, under any applicable Environmental Law.

          "Environmental Laws" means the Comprehensive Environmental Response,
           ------------------
     Compensation, and Liability Act (42 U.S.C. (S) 9601 et seq.), the Hazardous
                                                         -- ---
     Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource
                                                      -- ---
     Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Federal
                                                       -- ---
     Water Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Oil Pollution
                                                     -- ---
     Act of 1990 (33 U.S.C. (S) 2701 et. seq.), the Safe Drinking Water Act (42
                                     --  ---
     U.S.C. (S) 300(f), et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et
                        -- ---                                          --
     seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the
     ---                                                         -- ---
     Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 136 et
                                                                          --
     seq.), the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.)
     ---                                                              -- ---
     and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), each as amended or supplemented, and any related or
           -- ---
     analogous future or present local, state and federal statutes, rules, regulations, ordinances, licenses, permits and interpretations and orders of regulatory and administrative bodies.

          "Equity Partners" means ING Equity Partners, L.P. I, a Delaware
           ---------------
     limited partnership, and its successors and assigns.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and any successor statute, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

          "ERISA Affiliate" shall mean any trade or business (whether or not
           ---------------
     incorporated) which together with the Company or any Subsidiary thereof would be treated as a single employer under the provision of Title I or Title IV of ERISA.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
     from time to time, and any successor statute.

          "Facilities" means any and all real property (including all buildings,
           ----------
     fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by the Company or any of its predecessors or Affiliates.

          "Fair Market Value" means (i) with respect to any listed security, its
           -----------------
     Market Price, including as determined pursuant to any Arbitration Procedure and (ii) with respect to any property or assets other than cash or listed securities, the fair value thereof determined in good faith by the Board of Directors of the Company.

          "Fiscal Quarter" means any quarter of a Fiscal Year.
           --------------

          "Fiscal Year" means any period of twelve consecutive calendar months
           -----------
     ending on September 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1998 Fiscal Year") refer to the Fiscal Year ending on the September 30 occurring during such calendar year.

          "Fully Diluted Basis" means, as applied to the calculation of the
           -------------------
     number of shares of Common Stock outstanding at any time, after giving effect to (a) all shares of Common Stock outstanding at the time of determination, (b) all shares of Common Stock issuable upon the conversion, exercise or exchange of any convertible security, warrant, option, subscriptions, calls or other rights to acquire Common Stock outstanding at the time of determination, irrespective of whether such conversion, exercise or exchange is permitted, restricted or vested at the time of determination, and irrespective of the price or consideration required by such conversion, exercise or exchange, and (c) all other commitments, promises or understandings to issue any shares of Common Stock or any convertible security, warrant, option, subscription, call or other rights outstanding at the time of determination. Such calculation will not be made in accordance with the "treasury method in accordance with GAAP".

          "Governmental Authorization" means any permit, license, authorization,
           --------------------------
     plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

          "Guarantee" shall mean any obligation, contingent or otherwise, of any
           ---------
     Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and shall include, without limitation, any obligation of such Person, direct or indirect, to (i) purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation, (ii) purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or obligation of the payment of such Indebtedness or obligation, or (iii) maintain working capital, equity capital, available cash or other financial condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or obligation; provided, however, that the term Guarantee shall not include endorsements
     --------  -------
     for collection or collections for deposit, in either case in the ordinary course of business.

          "Hazardous Materials" means any pollutant, contaminant, chemical, or
           -------------------
     industrial or hazardous, toxic or dangerous waste, substance or material which is defined or regulated as such in (or for purposes of) any Environmental Law and any other toxic, reactive, or flammable chemicals, including (without limitation) any asbestos, any petroleum (including crude oil or any fraction), any radioactive substance and any ix) polychlorinated biphenyls; provided, in the event that any Environmental
                                --------
     Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided, further, to the extent that the applicable laws of
                    --------  -------
     any state establish a meaning for "hazardous material," "hazardous substance," "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any Environmental Law, such broader meaning shall apply.

          "Hedging Obligations" means, with respect to any Person, all
           -------------------
     liabilities of such Person under interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, foreign exchange contracts, currency swap agreements, futures contracts, option contracts, and synthetic cap agreements and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

          "Holder" means each Purchaser (or any of its permitted designees,
           ------
     successors or assigns, other than the Company or any of its Subsidiaries) who continues to hold any of the Notes and any other holder of any of the Notes; provided, that for the purposes of Article XI and the Security
            --------
     Agreement, "Holder" includes the Company or any of its Subsidiaries to the extent that such entity holds any of the Notes or otherwise would be deemed a Purchaser hereunder provided, further, that in the event there are any
                           --------  -------
     continuing obligations owed to Equity Partners ("Reimbursement
                                                      -------------
     Obligations") in respect of the Company or any of its Subsidiaries in
     -----------
     respect of the Reimbursement Agreement, dated as of January 12, 1999 between such parties and the other parties thereto (the "Reimbursement
                                                              -------------
     Agreement"), Equity Partners shall be deemed to be a Holder of a Note in an
     ---------
     aggregate principal amount equal to the amount of such Reimbursement Obligations.

          "Indebtedness" of any Person means, without duplication:
           ------------

               (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (including Redeemable Capital Stock);

               (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

               (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Obligations;

               (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

               (e)  net liabilities of such Person under all Hedging
          Obligations;

               (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

               (g) all Guarantees of such Person in respect of any of the foregoing.

     For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          "Industry" means the entertainment production industry, which
           --------
     includes, but is not limited to, the feature film production industry.

          "Initial Closing Date" means the first Closing Date at which Notes are
           --------------------
     issued pursuant to this Agreement.

          "Investment Parties" means shall mean Carlos D. DeMattos and his
           ------------------
     Affiliates (other than the Company and its Subsidiaries) and Equity Partners and, with respect to each of the foregoing,

          (a) each general partner, each limited partner and employee thereof or any Affiliate thereof as of July 27, 1995;

          (b) any 50% (or more) owned Subsidiary of any one (or jointly of more than one of any) Person specified in clause (a); and
                                          ----------

          (c) the spouse or any immediate family member of any Person specified in clause (a) or any trust solely for the benefit of any such Person or the
        ----------
     spouse or any immediate family member of such Person.

          "Joint Venture" means a joint venture, partnership or other similar
           -------------
     arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be
     --------
     considered to be a Joint Venture to which such Person is a party.

          "Knowledge" means, with respect to any person that is not an
           ---------
     individual, the actual knowledge of such Person's officers after reasonable inquiry.

          "Lien" means with respect to any asset, (i) any mortgage, lien,
           ----
     pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset,
     (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

          "Margin Stock" has the meaning assigned to that term in Regulation U
           ------------
     of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Market Price" means, with respect to any listed Security, its market
           ------------
     price as determined in good faith by the Company and communicated in writing to the Significant Holders, provided, however, that any Significant
                                         --------  -------
     Holder may, within five (5) Business Days following its receipt of such written notice, dispute the Company's determination of the Market Price by providing the Company with written notice of such disagreement. The Market Price shall be deemed final and accepted by the Significant Holder unless such notice is given. During a period of five (5) Business Days following the aforesaid five-day period, the Company and such Significant Holder shall attempt in good faith to resolve any differences they have with respect to the Market Price. If at the end of such 5-day period the Company and such Significant Holder shall have failed to reach agreement with respect to the Market Price, then the Market Price shall be determined using the Arbitration Procedure.

          "Material Adverse Effect" means (i) a material adverse effect upon the
           -----------------------
     business, assets, liabilities, condition (financial or otherwise), operations, performance, properties or prospects of the Company, or (ii) the impairment of the ability of the Company to perform, or the Holders to enforce, any material obligation of the Company under any Transaction Document to which it is party (including the Subordinated Debt).

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
     Section 4001(a)(3) of ERISA.

          "Net Income" means, with respect to any Person for any applicable
           ----------
     period, the net income (or loss) of such Person and its Subsidiaries on a Consolidated basis for such period determined in conformity with GAAP, exclusive of any extraordinary gains or non-cash extraordinary losses.

          "Net Worth" means, with respect to any Person as at any date of
           ---------
     determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of such Person and its Subsidiaries on a Consolidated basis determined in conformity with GAAP.

          "Note" means each convertible senior subordinated promissory note of
           ----
     the Company substantially in the form of Exhibit A hereto (as such
                                              ---------
     promissory note may be amended, endorsed or otherwise modified from time to time), all other promissory notes accepted from time to time in substitution, replacement or renewal therefor, and any payment-in-kind note issued to pay interest thereunder.

          "Officers' Certificate" means, as applied to any corporation, a
           ---------------------
     certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that any Officers' Certificate with respect to the compliance with a condition precedent to the issuance and sale of the Notes hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with and
     (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "Organic Document" means, relative to any Person, such Person's
           ----------------
     certificate of incorporation, by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Person's authorized shares of Capital Stock.

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity
           ----
     succeeding to any or all of its functions under ERISA.

          "Pension Plan" means any Plan the provisions of which are subject to
           ------------
     Title IV of ERISA.

          "Person" means any individual, corporation, general or limited
           ------
     partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, land trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or government branch, agency or political subdivision thereof.

          "Plan" shall mean any employee benefit plan within the meaning of
           ----
     Section 3(3) of ERISA and which is maintained (in whole or in part) for employees of the Company, any Subsidiary thereof or any ERISA Affiliate.

          "Redeemable Capital Stock" means, as applied to any Person, any
           ------------------------
     Capital Stock of such Person which, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of the common equity capital of such Person) on or prior to June 30, 2005, (ii) is redeemable at the option of the holder thereof (for consideration other than shares of the common equity capital of such Person) at any time prior to such date or
     (iii) is convertible into or exchangeable for debt securities at any time prior to such date.

          "Redemption Date" means (i) in the case of a redemption of Notes
           ---------------
     pursuant to Section 9.1 in connection with a Mandatory Redemption Event,
                 -----------
     the date 5 days following the occurrence of such Mandatory Redemption Event, unless such date is a day which is not a Business Day, in which case the Redemption Date shall be the next succeeding

     Business Day, and (ii) in the case of a redemption of Notes pursuant to
     Section 9.2, the date selected by the Company for such redemption.
     -----------

          "Redemption Price" means, when used with respect to any Note to be
           ----------------
     redeemed, the redemption price fixed for such redemption pursuant to
     Section 9.1 or 9.2.
     -----------    ---

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
     Federal Reserve System, as in effect from time to time.

          "Release" means any releasing, spilling, leaking, seepage, pumping,
           -------
     pouring, emptying, discharging, emitting, injecting, escaping, leaching, disposing or dumping, in each case as defined in Environmental Law, and shall include any "Threatened Release" as defined in Environmental Law.

          "Remedial Work" shall mean any investigation, site monitoring,
           -------------
     containment, cleanup, removal, restoration or other remedial work of any kind or nature with respect to any property of the Company or its Subsidiaries (whether such property is owned, leased, subleased or used), including, without limitation, with respect to Contaminants and the Release thereof required in order to comply with Environmental Laws.

          "Reportable Event" means a Reportable Event as defined in Section
           ----------------
     4043(c) of ERISA.

          "Requisite Holders" means the Holders of Notes representing a majority
           -----------------
     of the aggregate principal amount of the Notes outstanding (including any Notes deemed to be outstanding in respect of any Reimbursement Obligations) at the time in question; provided, that for so long as Equity Partners is a
                              --------
     Significant Holder, Equity Partners must be included in such majority.

          "Requisite Senior Debtholders" means, with respect to any action which
           ----------------------------
     may be taken by the Senior Debtholders in connection with any term of this Agreement, the Senior Debtholder or Senior Debtholders necessary to approve or consent to such action pursuant to the terms of the Credit Agreement.

          "Securities" means, collectively, the Notes and the Warrants.
           ----------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
     time to time, and any successor statute.

          "Security" means, individually, a Note or Warrant.
           --------

          "Security Agreement" means the Security Agreement, dated as of the
           ------------------
     Initial Closing Date, among the Company, its Subsidiaries and the Purchasers, substantially in the form attached as Exhibit D hereto.
                                                       ---------

          "Senior Agent" means The Chase Manhattan Bank, in its capacity as
           ------------
     agent for the lenders under the Credit Agreement, and its successors in such capacity, or, if there is then no acting agent under the Credit Agreement, financial institutions holding a majority in principal amount of the Senior Debt outstanding thereunder, or if no debt is outstanding, a majority in amount of the loan commitments outstanding thereunder.

          "Senior Debt" means all loans, advances, debts, liabilities and
           -----------
     obligations, for the performance of covenants, tasks or duties or for the payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by the Company or its Subsidiaries to the Senior Agent or any lender under the Credit Agreement, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Credit Agreement. Senior Debt includes all principal, interests, fees, expenses, attorneys' fees and any other sum chargeable to the Company under the Credit Agreement or any of the other Loan Documents (as such term is defined in the Credit Agreement), together with, subject to the last sentence hereof, (a) all complete or partial refinancings of the Senior Debt, (b) any amendments, modifications, renewals or extensions of any of the foregoing and (c) any interest accruing on the foregoing after the commencement of any bankruptcy, insolvency or similar proceeding, without regard to whether or not such interest accrues in any such proceeding or is an allowed claim in any such proceeding. Senior Debt shall be considered to be outstanding whenever any loan commitment under the Credit Agreement is outstanding. Notwithstanding the foregoing, however, "Senior Debt" shall not include any loans, advances, debts, liabilities, obligations or other amounts arising out of any partial or complete refinancing of Senior Debt if both (i) such refinancing is with a party or parties other than the existing Senior Agent and the Senior Debtholders for whom the Senior Agent is at the time serving as agent under the Credit Agreement and (ii) the final stated maturity date of such refinancing is later than June 30, 2005.

          "Senior Debtholder" means a holder of Senior Debt.
           -----------------

          "Significant Holder " means a holder of at least $5,000,000 in
           ------------------
     aggregate principal amount of notes.

          "Solvent" means, with respect to any Person, that as of the date of
           -------
     determination both (a) (i) the then fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including contingent liabilities) of such Person and (B) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and
     (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Stated Maturity Date" means June 30, 2005.
           --------------------

          "Subordinated Debt" means all debts, liabilities and obligations, for
           -----------------
     the performance of covenants, tasks or duties or for the payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by the Company or its Subsidiaries to the Holders under the Subordinated Debt Documents, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Subordinated Debt Documents. Subordinated Debt includes all principal, interest, fees, expenses, attorneys' fees, indemnification and any other sum chargeable to the Company under any Subordinated Debt Document, together with, subject to the last sentence hereof, (a) any amendments, modifications, renewals or extensions of any of the foregoing and (b) any interest accruing on the foregoing after the commencement of any bankruptcy, insolvency or similar proceeding, without regard to whether or not such interest accrues in any such proceeding or is an allowed claim in any such proceeding.

          "Subordinated Debt Documents" means this Agreement, the Notes, the
           ---------------------------
     Security Agreement and all agreements, documents and instruments securing the Subordinated Debt pursuant to the Security Agreement.

          "Subsidiary" means, with respect to any specified Person, any
           ----------
     corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such specified Person or one or more of the other Subsidiaries of such specified Person or a combination thereof.

          "Tax" or "Taxes" means any present or future tax, levy, impost, duty,
           ---      -----
     charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person
                  --------
     shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office is located (and/or, in the case of a Holder, the jurisdiction in which the office through which its investment in the Notes is being maintained is located) or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

          "Transaction Costs" means the fees, costs and expenses payable by the
           -----------------
     Company in connection with the transactions contemplated hereby.

          "Transaction Documents" means the Subordinated Debt Documents and the
           ---------------------
     Warrant and each other agreement, document, certificate or instrument delivered in connection with and such agreements and documents, whether or not specifically mentioned herein or therein.

          "United States" or "U.S." means the United States of America, its
           -------------      ----
     fifty States and the District of Columbia.

          "Warrants" means the Warrants to be issued by the Company to the
           --------
     Purchasers if a Qualified Equity Offering has not occurred within one year following the Initial Closing Date, which warrants shall be substantially in the form of Exhibit B hereto.
                    ---------

          "Welfare Plan" means a "welfare plan", as such term is defined in
           ------------
     Section 3(1) of ERISA.

     SECTION 1.2  Additional Terms.  The following terms shall have the meanings
                  ----------------
indicated or referred to in the following Sections of this Agreement:


          Term                             Section
          ----                             -------
          Audited Financial Statements     3.5
          Backstop Facility                8.3
          Blue Sky Laws                    4.2
          Closing                          2.2.2
          Closing Date                     2.2.2
          Company                          Preamble
          Event of Default                 10
          Financial Statements             3.5
          GAAP                             1.5
          Indemnified Parties              2.8
          Indemnifying Party               2.8
          Insurance Policies               4.14
          Interim Financial Statements     3.5
          Intellectual Property            4.17
          Licenses                         4.15
          Losses                           2.8
          Note Register                    2.3
          Notice of Redemption             9.4
          Offering                         6.13

          Pro Forma Balance Sheet         3.5
          Purchasers                      Preamble
          Qualified Equity Offering       8.1
          SEC                             4.7
          SEC Reports                     4.6
          Senior Payment Default          11.2
          Warrant Shares                  2.1(c)


     SECTION 1.3  Use of Defined Terms.  Unless otherwise defined or the context
                  --------------------
otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule, in each Note, in each other Transaction Document, and in each other notice and other communication delivered from time to time in connection with this Agreement or any other Transaction Document.

     SECTION 1.4  Cross-References.  Unless otherwise specified, references in
                  ----------------
this Agreement and in each other Transaction Document to any Article or Section are references to such Article or Section of this Agreement or such other Transaction Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.5  Accounting and Financial Determinations.  Unless otherwise
                  ---------------------------------------
specified, all accounting terms used herein or in any other Transaction Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") set forth in opinions and
                                           ----
pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, in each case as applied in the preparation of the financial statements referred to in Section 3.5.
                                    -----------

     SECTION 1.6  Construction.  When used herein, the masculine form of words
                  ------------
includes the feminine and the neuter and vice versa, and, unless the context otherwise requires, the singular form of words includes the plural and vice versa.

                                  ARTICLE II

                          PURCHASE AND SALE OF NOTES

     SECTION 2.1  Authorization of Notes.
                  ----------------------

     (a) On or before the Initial Closing Date, the Company will have authorized the issue and sale of (i) U.S.$10,000,000 aggregate principal amount of the Notes in accordance with the terms and conditions of this Agreement and the Notes and (ii) the Warrants in accordance with the terms and conditions of this Agreement and the Warrants.

     (b) The Notes shall be substantially in the form attached hereto as Exhibit A and shall include such notations, legends or endorsements set forth
---------
therefor or required by law. Each Note shall be dated the date of its issuance. The aggregate principal amount of the Notes shall be due and payable on the Stated Maturity Date. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Agreement and, to the extent applicable, the Company and the Purchasers, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby.

     (c)  Each Warrant shall be evidenced by a certificate substantially in the form attached as Exhibit B (each such certificate being referred to herein as a "Warrant Certificate"). Each Warrant Certificate shall be dated the date
      -------------------
of its issuance. The Warrants will be exercisable, in the manner provided in the applicable Warrant Certificate, for a number of shares of Common Stock as provided therein (the "Warrant Shares"). The terms and provisions contained in
                       --------------
the Warrant Certificates shall constitute, and are hereby expressly made, a part of this Agreement and, to the extent applicable, the Company and the Purchasers, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby.

     SECTION 2.2  Purchase and Sale of Notes.
                  --------------------------

     SECTION 2.2.1  Purchase and Sale.  (a)  The Company agrees to issue and
                    -----------------
sell and, subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company contained or incorporated herein, each of the Purchasers agrees, severally but not jointly, to purchase Notes in the principal amount specified opposite such Purchaser's name on
Schedule I hereto, at a purchase price of 100% of the aggregate face amount of
----------
such Notes.

     SECTION 2.2.2  Closing.  The purchase and sale of the Notes  shall take
                    -------
place at one or more closings (each, a "Closing") on the date hereof or such
                                        -------
other Business Day or Business Days as may be agreed upon by the Purchasers and the Company (each, a "Closing Date"), at the offices of Mayer, Brown & Platt
                      ------------
located at 1675 Broadway, New York, New York. At each Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser at such Closing (in such permitted denomination or denominations and registered in such Purchaser's name or the name of such nominee or nominees as such Purchaser may reasonably request), dated the applicable Closing Date, against payment of the purchase price therefor by intra-bank or federal funds bank wire transfer of same day funds to such bank account as designated by the Company.

     SECTION 2.2.3  Fees and Expenses. The Company will pay or reimburse all
                    -----------------
reasonable expenses relating to this Agreement, including:

          (a) the reasonable fees and other charges of one counsel for the Purchasers appointed by the Requisite Holders in connection herewith;

          (b) any reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of one counsel for the Purchasers appointed by the Requisite Holders) in connection with any registration or qualification of the Securities required in connection with the offer and sale of the Securities pursuant to this Agreement under the securities or Blue Sky Laws of any jurisdiction requiring such registration or qualification or in connection with obtaining any exemptions from such requirements; and

          (c) the reasonable fees and expenses of one counsel for the Purchasers appointed by the Requisite Holders relating to any amendment, supplement or modification of, or any waiver, consent, enforcement or preservation of rights under, this Agreement, the Securities, the Warrants or any other Transaction Document, or any other documents contemplated hereby or thereby, including any refinancing or restructuring of the Subordinated Debt in the nature of a "work-out" or pursuant to bankruptcy or insolvency proceedings.

     The Company shall deliver to such Purchaser or to such other Persons as such Purchaser shall direct, at Closing, by intra-bank or federal funds bank wire transfer of same day funds payment for the reasonable fees and expenses of one counsel for the Purchasers appointed by the Requisite Holders, or at Purchasers' election shall deduct such amount from the Purchase Price for the Notes.

     SECTION 2.3  Registration of Securities.  The Company shall cause to be
                  --------------------------
kept at its principal office a register for the registration and transfer of the Notes (the "Note Register"). and (ii) a register for the registration and
            -------------
transfer of the Warrants (the "Warrant Register").  The names and addresses of
                               ----------------
the Holders of Notes, the transfer of Notes, and the names and addresses of the transferees of the Notes shall be registered in the Note Register. The names and addresses of the Holders of Warrants, the transfer of Warrants and the names and addresses of the transferees of Warrants shall be registered in the Warrant Register.

     The Person in whose name any registered Security shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement and the Company shall not be affected by any notice to the contrary, until due presentment of such Security for registration of transfer so provided in this Section 2.3. Payment of or on account of the principal, premium, if
        -----------
any, and interest on, or any other amount in respect of, any registered Securities shall be made to or upon the written order of such registered holder.

     SECTION 2.4  Delivery Expenses.  If a Holder surrenders any Securities to
                  -----------------
the Company for any reason, the Company agrees to pay the cost of delivering to such Holder's home office or to the office of such Holder's designee from the Company each Security issued in substitution or replacement for the surrendered Security.

     SECTION 2.5  Issue Taxes.  The Company agrees to pay all taxes (other than
                  -----------
taxes in the nature of income, franchise or gift taxes) in connection with the issuance, sale, delivery or transfer by the Company to each Purchaser of the execution and delivery of the agreements and instruments contemplated hereby and any modification of any of such Securities, agreements and instruments and will save such Purchaser harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 2.5 shall survive the payment or prepayment of the Notes, the
           -----------
exercise of the Warrants and the termination of this Agreement.

     SECTION 2.6  General Provisions Regarding Payments.
                  -------------------------------------

     (a)  Manner and Time of Payment.  All payments by the Company of principal,
          --------------------------
premium, if any, and other amounts hereunder shall be made in Dollars in same day funds (unless payment is in the form of Additional Notes, as such term is defined in the Notes), without defense, setoff or counterclaim, free of any restriction or condition, and delivered to each Holder's account not later than 12:00 Noon (New York time) on the date due unless such date is a day which is not a Business Day, in which case the Company shall make such payments on the next succeeding Business Day, and interest shall accrue on the aggregate amount of such payments until such amount is paid and payment of such accrued interest shall be made concurrently with the payment of such amount. Funds received by a Holder after 12:00 Noon (New York time) on the date due shall be deemed to have been paid by the Company on the next succeeding Business Day and interest shall accrue on such amount paid until such next succeeding Business Day.

     (b)  Application of Payments to Principal and Interest.  All payments in
          -------------------------------------------------
respect of the principal amount of any Note shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

     SECTION 2.7  Lost Securities, etc.
                  --------------------

     (a) The holder of any Security may, at its option, in person or by duly authorized attorney, surrender a Security at the business office of the Company and receive in exchange therefor a new Security in the same amount as the unpaid face or principal amount of such Security and, if applicable, bearing interest at the same rate applicable to such surrendered Security, each such new Security to be dated as of the date of the surrendered Security and to be in such principal or face amount as remains unpaid and payable to such person or persons, or order, as the surrendering holder may designate in writing.

     (b) Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Security, and (in case of theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of such Security, if mutilated, the Company will deliver a new Security of like tenor in lieu of lost, stolen, destroyed or mutilated Security. Any Security delivered in accordance with the provisions of this Section 2.7 shall be dated as of the date of the lost, stolen, destroyed or
     -----------
mutilated Security.

     Every replacement Note is an obligation of the Company.

     SECTION 2.8  Indemnification.  The Company (the "Indemnifying Party")
                  ---------------                     ------------------
hereby agrees, without limitation as to time, to indemnify each Holder and each director, officer, partner, member, employee, counsel, agent and Affiliate of such Holder (collectively, the

"Indemnified Parties") against, and hold it and them harmless from, all losses,
 -------------------
claims, damages, liabilities, costs (including reasonable attorneys' fees and disbursements) (collectively, "Losses") incurred by it or them and arising out
                               ------
of or in connection with this Agreement, the Securities, the Credit Agreement or any other Transaction Document, or the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated and whether or not any Indemnified Party is a formal party to any proceeding, other than to the extent that any Losses result from action on the part of any Indemnified Party which is finally judicially determined to constitute either gross negligence or willful misconduct. For the purpose of the preceding sentence, "Losses" shall not include any losses by any Holder resulting solely from the reduction in value of the Securities or Transaction Documents. The Indemnifying Party agrees to reimburse any Indemnified Party promptly for all such Losses as they are incurred by such Indemnified Party. The obligations of the Indemnifying Party to each Indemnified Party hereunder shall be separate obligations and each Indemnifying Party's liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder. The obligations of the Indemnifying Party under this Section 2.8
                                                                -----------
shall survive the payment or prepayment of the Notes, at maturity, upon acceleration, redemption or otherwise, the exercise of any Warrants issued to any Purchaser, the redemption or repurchase by the Company of any Warrants, the redemption or repurchase of any Warrant Shares, any transfer of the Securities by any Holder and the termination of this Agreement, the Securities, the Warrants or any other Transaction Document. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement and any other indemnification agreements contained in the Warrants or any other Transaction Document.

     In case any action shall be brought against any Indemnified Party with respect to which indemnity may be sought against the Indemnifying Party hereunder, such Indemnified Party shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall, if it so desires, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of such counsel's reasonable fees and expenses. The failure to so notify the Indemnifying Party shall not affect any obligation it may have to any Indemnified Party under this Agreement or otherwise unless it is materially adversely affected by such failure. Each Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (a) the Indemnifying Party has agreed in writing to pay such expenses, (b) the Indemnifying Party has failed to assume such defense and employ counsel or (c) the named parties to any such action (including any impleaded parties) include any Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by outside counsel that there may be one or more significant legal defenses available to it which are materially inconsistent with or additional to those available to the Indemnifying Party; provided that,
                                                                 --------
if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel in the circumstances described in the preceding clause (b) or (c), the Indemnifying Party shall not have the right to
          ----------    ---
assume the defense of such action or proceeding; provided, however, that the
                                                 --------  -------
Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one such firm of separate counsel (in addition to any necessary local counsel), which counsel shall be designated by such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent. Without limiting the effect of the immediately preceding sentence, the Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Parties, settle or compromise any pending or threatened claim, action or suit in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release of the Indemnified Parties from all liability and obligation arising therefrom.

     If the indemnification provided for in this Section 2.8 is unavailable to
                                                 -----------
any Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Persons, shall have an obligation to contribute to the amount paid or payable by such Persons as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, its Subsidiaries and/or any other Person or Persons (other than each Purchaser and the other Indemnified Parties), each Purchaser and the other Indemnified Parties in connection with the actions which resulted in such Losses as well as any other relevant equitable considerations. The amount paid or payable by any such Person as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in this Section 2.8, any legal or other fees or expenses
                              -----------
reasonably incurred by such Person in connection with any investigation, lawsuit or legal or administrative action or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation
                              -----------
or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     SECTION 2.9  Use of Proceeds.  The net cash proceeds of the Notes,
                  ---------------
together with other funds available to the Company, shall be applied by the Company in accordance with the first recital of this Agreement.
                               -------------

     SECTION 2.10  Margin Regulations.  No portion of the proceeds of any
                   ------------------
Securities under this Agreement shall be used by the Company in any manner that might cause the issuance and sale of the Securities or the application of such proceeds to violate Regulations G, U, T or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such issuance and sale and such use of proceeds.

     SECTION 2.11  Taxes.
                   -----

     (a) All sums payable by the Company under this Agreement and the other Transaction Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (other than a Tax on the overall net income of any Holder) imposed, levied, collected, withheld or assessed by or within the United States or any political subdivision in or of the United States or any other jurisdiction from or to which a payment is made by or on behalf of the Company or by any federation or organization of which the United States or any such jurisdiction is a member at the time of payment.

     (b) If the Company or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by the Company to any Holder under any of the Transaction Documents:

               (i) the Company shall notify each Holder of any such requirement or any change in any such requirement as soon as the Company becomes aware of it;

               (ii) the Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Company) for its own account or (if that liability is imposed on such Holder) on behalf of and in the name of such Holder; provided, that the Company shall be entitled to seek reimbursement for any
     --------
     such amounts so paid, including by seeking setoff against interest due and payable on the Notes;

               (iii) the sum payable by the Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, such Holder receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; provided, that the Company shall be entitled
                                    --------
     to seek reimbursement for any such amounts so paid, including by seeking setoff against interest due and payable on the Notes; and

               (iv) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause
                                                                      ------
     (b)(ii) above to pay, the Company shall deliver to such Holder evidence
     ------
     satisfactory to it of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority.

                                  ARTICLE III

                              CLOSING CONDITIONS

     The obligation of each Purchaser to purchase and pay for the Notes to be delivered on the Closing Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article III
                                                                   -----------
(other than Section 3.6, which shall be a condition precedent solely with
            -----------
respect to Equity Partners' obligation to purchase and pay for the Notes).

     SECTION 3.1  Organic Documents, Resolutions, etc.  On or before each
                  ------------------------------------
Closing Date, the Company shall deliver or cause to be delivered to each Purchaser (with sufficient originally executed copies, where appropriate, for such Purchaser and its counsel) the following, each, unless otherwise specified, dated such Closing Date:

          (a) certified copies of its articles of incorporation, together with an Officer's Certificate certifying that the Company (i) is in good standing and is duly qualified and licensed in each state wherein the character of its real property or the nature of its business makes such qualification or license necessary (except where the failure to be so qualified or licensed would not have a Material Adverse Effect), and (ii) has paid any applicable franchise or similar taxes which are due and owing as of the Closing Date;

          (b) copies of its by-laws, certified as of the Closing Date by its corporate secretary or an assistant secretary;

          (c) resolutions of the members of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, in form and substance reasonably satisfactory to each Purchaser and its counsel, certified as of the Closing Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

          (d) signature and incumbency certificates of its officers executing this Agreement and the other Transaction Documents to which it is a party.

     SECTION 3.2 Execution of this Agreement and each other Transaction Document. On or before each Closing Date, each Purchaser shall have received original copies of the following:

          (a) this Agreement duly executed by the Company and each Purchaser purchasing Notes as of such Closing Date;

          (b) the Notes being issued as of such Closing Date, duly executed by the Company;

          (c) each other Transaction Document (other than the Warrants) duly executed by the party or parties to it.

     SECTION 3.3  Capitalization.  Each Purchaser shall be reasonably satisfied
                  --------------
with the capital, organization, ownership and management structure of the Company.

     SECTION 3.4  Necessary Consents.  The Company shall have obtained all
                  ------------------
consents necessary in connection with the transactions contemplated by the Transaction Documents (including pursuant to the Credit Agreement), and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to each Purchaser.

     SECTION 3.5  Financials; Pro Forma Balance Sheets.  On or before the
                  ------------------------------------
Closing Date, the Purchaser shall have received from the Company (i) the Company's audited financial statements for the fiscal year ended September 30, 1998 (the "Audited Financial
                                                   -----------------
Statements"), (ii) the Company's unaudited financial statements for the quarters
----------
ended December 31, 1998 and March 31, 1999, the month ended April 30, 1999 and May 31, 1999 (collectively, the "Interim Financial Statements" and, together
                                 ----------------------------
with the Audited Financial Statements, the "Financial Statements") and (iii) an
                                            --------------------
estimated pro forma balance sheet of the Company as at the end of the month
          --- -----
immediately preceding the Closing Date, prepared in accordance with GAAP and giving effect to all the transactions contemplated hereby and by the other Transaction Documents, which shall be in form and substance reasonably satisfactory to the Purchaser (the "Pro Forma Balance Sheet").
                                    --- ----- ------- -----

     SECTION 3.6  Cancellation of Letter of Credit.  The Senior Debtholders
                  --------------------------------
shall have surrendered for cancellation the $3,000,000 Irrevocable Standby Letter of Credit issued on January 12, 1999 by ING (U.S.) Capital LLC in favor of the Senior Agent in respect of the Senior Debt.

     SECTION 3.7  Closing Expenses, etc.  Each Purchaser shall have received all
                  ----------------------
costs and expenses due and payable pursuant to Section 2.2.3 (including counsel
                                               -------------
fees), if then invoiced.

     SECTION 3.8  Approvals.  Each Purchaser shall have received the approvals
                  ---------
of its investment advisory committee and/or other committees needed to approve its investment under this Agreement.

     SECTION 3.9  Investment by Other Purchasers.  On the Closing Date, each
                  ------------------------------
Purchaser shall have purchased and paid for the Securities required to be purchased by it hereunder.

     SECTION 3.10  Representations and Warranties.  The Purchasers shall have
                   ------------------------------
received an Officer's Certificate to the effect that (i) representations and warranties contained in Article IV shall be true, correct and complete on and as
                        ----------
of the Closing Date to the same extent as though such representations and warranties had been made on and as of such date (except to the extent that any such representations and warranties specifically apply to a prior date) and (ii) after giving effect to the transactions set forth in the Transaction Documents, no Default shall exist under the Credit Agreement.

     SECTION 3.11  Opinions of Counsel to Company.  Each Purchaser and its
                   ------------------------------
counsel shall have received originally executed copies of one or more opinions of counsel for the Company, each in form and substance reasonably satisfactory to each Purchaser and its counsel, addressed to each Purchaser, dated the Closing Date.

     SECTION 3.12  Satisfactory Legal Form.  All documents executed or submitted
                   -----------------------
pursuant hereto by or on behalf of the Company shall be satisfactory in form and substance to the Requisite Purchasers and one counsel for the Purchasers appointed by the Requisite Holders; each Purchaser and one counsel for the Purchasers appointed by the Requisite Holders shall have received all information, approvals, opinions or instruments as such Purchaser or counsel may reasonably request.

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Purchasers to enter into this Agreement and to purchase the Securities, the Company represents and warrants to each Purchaser, as of the Closing Date (except to the extent any of the following representations or warranties specifically apply or relate to a prior date, in which event the Company represents and warrants such representations and warranties to be true and correct as of such prior date), as follows:

     SECTION 4.1  Corporate Existence.  The Company is a corporation duly
                  -------------------
incorporated, validly existing and in good standing under the laws of the State of California and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or use of its assets or properties, or the conduct or nature of its business, makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

     SECTION 4.2  Power and Authority.  The Company has all requisite corporate
                  -------------------
power and authority, and has taken all required corporate and other action necessary, to execute, deliver and perform this Agreement and all other Transaction Documents and to issue and sell the Notes as herein provided.
Except as set forth in Item 4.2 of the Disclosure Schedule, none of the foregoing actions will (i) violate any provision of the Organic Documents of the Company, (ii) result in the breach of or constitute a default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (iii) result in the creation or imposition of any material Lien, claim or encumbrance on any properties of the Company, (iv) give any Person rights to terminate any contracts or agreements with the Company or otherwise to exercise rights against the Company or (v) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court, tribunal or governmental entity applicable to or bearing upon the Company or any of its respective assets or businesses. Except as set forth in Item 4.2 of the Disclosure Schedule, the Notes to be delivered to each Purchaser will be duly authorized and validly issued and will be delivered to such Purchaser free and clear of any Liens, encumbrances, pre-emptive rights, escrows, options, rights of first refusal or other agreements, arrangements, commitments, understandings or obligations, whether written or oral, or any other restrictions affecting rights and other incidents of record and beneficial ownership, other than (i) as set forth herein or in the other Transaction Documents and (ii) restrictions on transferability imposed generally under the Securities Act and under the securities laws of the several states and the rules and regulations issued in respect thereto (such state laws, rules and regulations, being, collectively, "Blue Sky Laws"). The issuance and delivery
                                   -------------
of the Notes is exempt from the registration requirements of the Securities Act and the Blue Sky Laws or has been qualified as may be necessary.

     SECTION 4.3  Binding Obligation.  Each of the Transaction Documents has
                  ------------------
been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     SECTION 4.4  Capitalization.  As of the date hereof, the authorized Capital
                  --------------
Stock of the Company consists of (i) 20,000,000 shares of Common Stock, and (ii) 1,000,000 shares of Preferred Stock, of which 1 share is issued and outstanding. As of June 18, 1999, 9,289,090 shares of the Company's Common Stock were issued and outstanding. All outstanding shares of Capital Stock of the Company are fully paid and nonassessable. The number of subscriptions, warrants, options, convertible securities and other rights (contingent or other) to purchase or otherwise acquire Capital Stock of the Company, and a general description of the holders of such subscriptions, warrants, options, convertible securities, and other such rights, are as set forth in the SEC Reports as of the date of each such SEC Report. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized Capital Stock of the Company are as set forth in the Company's articles of incorporation, a true and correct copy of which has been delivered to each Purchaser on or prior to the Closing Date, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the SEC Reports, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or otherwise acquire Capital Stock of the Company is authorized or outstanding and (ii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its Capital Stock any evidence of indebtedness or asset. Except as provided for in the Company's articles of incorporation or as set forth in the SEC Reports, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its Capital Stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in the SEC Reports, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company or any of its Subsidiaries (whether or not the Company or any of its Subsidiaries is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

     SECTION 4.5  Consents, Approvals and Non-Contravention.  Other than as set
                  -----------------------------------------
forth in Item 4.5 of the Disclosure Schedule, neither the execution, delivery and performance of this Agreement or any other Transaction Document by the Company, nor the consummation of any transaction related hereto or thereto, nor the issuance, sale or delivery of the Notes will

          (a) require any consent or approval of, filing or taking of any other action with, or notice to, any Person;

          (b) violate any contract, agreement, instrument or other arrangement to which the Company is a party or by which it or any of its properties is bound; or

          (c) violate any order, writ, judgment, injunction, decree, statute, law, rule or regulation of any court, tribunal or governmental entity or authority applicable to or bearing upon the Company or any of its properties or businesses.

     SECTION 4.6  Disclosure to Governmental Authorities.
                  --------------------------------------

     (a) The Company has filed in a timely manner with the Securities and Exchange Commission (the "SEC") all reports and other materials (collectively,
                          ---
the "SEC Reports") required to be filed pursuant to the Securities Act and the
     -----------
Exchange Act, and has previously furnished or made available to the Purchasers true, correct and complete copies of all SEC Reports. The SEC Reports, at the time they were filed, complied in all material respects with the requirements of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) The Company is in compliance with all applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and The Nasdaq
                                                          ----
Stock Market. The Company has not received any notice of, and is not aware of any basis for, suspension of trading of the Company's quoted securities or the delisting of any such securities on the Nasdaq Small Cap Market.

     (c) The financial statements contained in the SEC Reports, and the related statements of operations and statements of cash flows for the periods then ended
(i) were in accordance with the books and records of the Company, (ii) presented fairly the Consolidated financial condition and results of operations of the Company as of the dates and for the periods indicated and (iii)were prepared in accordance with GAAP (except as set forth in the notes thereto and subject, in the case of financial statements as at the end of or for the periods other than fiscal years, to normal year-end audit adjustments, provided that such adjustments are not material individually or in the aggregate).

     (d) Such financial statements complied, when filed, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

     SECTION 4.7  Pro Forma Financial Statements.  The Pro Forma Balance Sheet
                  ------------------------------
fairly presents the financial condition of the Company upon consummation of the transactions contemplated hereby and by the other Transaction Documents.

     SECTION 4.8  Financial Statements.  The Financial Statements have been
                  --------------------
prepared in accordance with GAAP, consistently applied, and fairly present the financial position of the Company and the results of its Consolidated operations and cash flows for the periods covered thereby. Since September 30, 1998, there has not been any material change other than as set forth on the face of the Financial Statements and other than pursuant to general conditions of the Industry. The Company is not subject to any liabilities of any nature that have had or can reasonably be expected to result in a Material Adverse Effect except to the extent set forth or provided for in the Financial Statements and except as disclosed in Item 4.8 of the Disclosure Schedule. Except as disclosed in the Financial Statements, the Company is not a Guarantor or indemnitor of any indebtedness of any other Person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

     SECTION 4.9   No Material Adverse Effect.  Since September 30, 1998, no
                   --------------------------
event or change has occurred that has caused or could cause, or evidences, either in any case or in the aggregate, a Material Adverse Effect, other than pursuant to general conditions of the Industry.

     SECTION 4.10  Events Subsequent to the Date of the Last Financial
                   ---------------------------------------------------
Statement.  Since the date of the last Audited Financial Statements, except as
---------
set forth in Item 4.10 of the Disclosure Schedules, contemplated by this Agreement or set forth in the Interim Financial Statements, the Company has not
(i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any Lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Interim Financial Statements and current liabilities incurred since the date of the last applicable Interim Financial Statement in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any of its capital stock, (v) mortgaged, pledged or subjected to any Lien or encumbrance any of its assets, tangible or intangible, other than Liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or cancelled any debt or claim owed to it except in the ordinary course of business, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any substantial loss of property or waived any right of substantial value other than in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of its business or operations, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment, obligation, understanding or other arrangement, contingent or otherwise, to effect, directly or indirectly, any of the foregoing except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.11  Absence of Undisclosed Liabilities.  Except as set forth in
                   ----------------------------------
Item 4.11 of the Disclosure Schedule, since the date of the last Audited Financial Statements the Company has no material liabilities (matured or unmatured, fixed or contingent) which are not fully reflected or provided for on the Interim Financial Statements, or any material loss contingency (as defined in Statement of Financial Accounting Standards No. 5), whether or not required by GAAP to be shown on the Interim Financial Statements, except (i) obligations to perform under commitments incurred in the ordinary course of business, and
(ii) tax and related liabilities which have been disclosed pursuant to Section
                                                                       -------
4.12.
----

     SECTION 4.12  Taxes.  The Company has filed all, Federal, state, county,
                   -----
local and foreign tax returns and reports required to be filed by it, except where the failure to file such tax returns or reports would not be material to the Company. These returns and reports conform to the requirements of applicable law in all material respects. Except as set forth in Item 4.12 of the Disclosure Schedule, the Company has paid all taxes and other assessments due. The Company has not made any elections under the Code that would have a Material Adverse Effect and that are not disclosed in the Financial Statements provided to the Purchasers. Since the date of the Financial Statements, the Company has made adequate provisions on its books to account for all taxes, assessments, and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all necessary taxes and required withholdings, and has paid the same to the proper tax receiving officers or authorized depositories.

     SECTION 4.13  Litigation.  Except as set forth in Item 4.13 of the
                   ----------
Disclosure Schedule, there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or the businesses, assets or rights of the Company or any of its Subsidiaries (i) which involve any of the transactions contemplated by any Transaction Document or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect.

     SECTION 4.14  Insurance.  The Company maintains, and causes each of its
                   ---------
Subsidiaries to maintain, with insurers of recognized responsibility, insurance (the "Insurance Policies") with respect to its properties and business
      ------------------
(including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is normal and customary for Persons operating similar properties and businesses. All of such Insurance Policies are in full force and effect, and neither the Company nor any of its Subsidiaries is in default in any material respect with respect to its obligations under any of such Insurance Policies. To the Knowledge of the Company, no facts or circumstances exist that would relieve any insurer under any such Insurance Policies of their obligations to satisfy in full any claim of the Company thereunder. The Company has not received any notice that (i) any of such Insurance Policies has been or will be canceled or terminated or will not be renewed on substantially the same terms as are now in effect or (ii) the premium on any of such Insurance Policies will be materially increased on the renewal thereof.

     SECTION 4.15  Licenses, etc.  Each of the Company and its Subsidiaries
                   -------------
possesses all licenses, permits, approvals and consents, including, without limitation, all environmental, health and safety licenses, permits, approvals and consents material to the business of the Company or applicable Subsidiary (collectively, "Licenses") of all Federal, state and local governmental
                --------
authorities as required to conduct properly its business, each such Permit is and will be in full force and effect, the Company and each Subsidiary is in compliance in all material respects with all such Licenses, and no event (including, without limitation, any violation of any law, rule or regulation) has occurred which allows the revocation or termination of any such License or any restriction thereon.

     SECTION 4.16  Investment Company Act.  The Company is not an "investment
                   ----------------------
company" within the meaning of the Investment Company Act of 1940, as amended; or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 4.17  Brokers, etc.  Other than CIBC World Markets and other than
                   -------------
as disclosed in Item 4.17 of the Disclosure Schedule, the Company has not dealt with, nor is the Company obligated to pay any fee or commission in connection with, any broker, finder or other similar Person in connection with the offer or sale of the Securities or any of the transactions contemplated by this Agreement, and the Company hereby indemnifies each Purchaser against, and agrees that it will hold each Purchaser harmless from, any claim, demand or liability for any such broker's or finder's fees incurred or alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

     SECTION 4.18  Private Sale.  The Company has not, either directly or
                   ------------
through any agent, offered any Security or any other securities to, or solicited any offers to acquire any Securities or any other securities from, or otherwise approached, negotiated or communicated in respect of any Security or any other securities with, any Person in such a manner as to require that the offer or sale of the Securities or any such other securities be registered pursuant to the Securities Act or any Blue Sky Laws. The Purchasers are the sole purchasers of the Securities and no securities have been issued and sold by the Company within the four-month period immediately prior to the date hereof (other than pursuant to the exercise of options previously issued under the Company's stock option plans and other than the issuance of warrants to Raleigh Enterprises disclosed in Item 4.10 of the Disclosure Schedule).

     SECTION 4.19  Disclosure.  Neither this Agreement, nor any other
                   ----------
Transaction Document nor any of the exhibits, schedules, attachments, written or oral statements, documents, certificates or other items prepared or supplied to any of the Purchasers by or on behalf of the Company, with respect to the transactions contemplated hereby or thereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to any of the Purchasers in writing and of which any of its officers and directors is aware (other than general economic conditions) and which has had or would reasonably be expected to have a Material Adverse Effect.

     SECTION 4.20  Subsidiaries.  The Security Agreement has been executed by
                   ------------
each of the Company's Subsidiaries.

     SECTION 4.21  Title to Properties; Possession Under Leases; Trademarks.
                   --------------------------------------------------------

     (a) Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its respective properties and assets shown on the balance sheet part of the May 31, 1999 Interim Financial Statements (referred to in Section 3.5 hereof) and all assets and properties acquired since the date of such balance sheet, except for such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for minor defects in title that do not interfere with the ability of the Company or any Subsidiary thereof to conduct its business as now conducted. All such assets and properties are free and clear of all Liens except Liens held by the Senior Debtholders in respect of the Senior Debt and Liens that arise in the ordinary course of business and do not have a Material Adverse Effect.

     (b) Each of the Company and its Subsidiaries has substantially complied with all material obligations under all leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect and the Company and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases.

     (c) Each of the Company and its Subsidiaries owns or controls all material trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of the business of the Company and such Subsidiary. Neither the Company nor any Subsidiary thereof is infringing upon or otherwise acting adversely to any of such trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other Person or Persons. There is no claim or action by any such other Person pending, or to the Knowledge of the Company or any Subsidiary thereof, threatened, against the Company or any Subsidiary thereof with respect to any of the rights or property referred to in this Section 4.21.
     ------------

     SECTION 4.22  Employee Benefit Plans.  With respect to the provisions of
                   ----------------------
ERISA, except as set forth in Item 4.22 of the Disclosure Schedule (including, without limitation, the Multiemployer Plan to which Four Star Lighting, Inc. is a party):

          (i) No Reportable Event has occurred or, to our Knowledge, is continuing with respect to any Pension Plan.

          (ii) To our Knowledge, no prohibited transaction (within the meaning of Section 406 of ERISA for Section 4975 of the Code) has occurred with respect to any Plan subject to Part 4 of Subtitle B of Title 1 of ERISA.

          (iii) None of the Company or any ERISA Affiliate is now, or has been during the preceding five years, obligated to contribute to a Pension Plan or a Multiemployer Plan. None of the Company or any ERISA Affiliate has (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (C) ceased making contributions to any Pension Plan subject to the provisions of Section 4064(a) of ERISA to which the Company, any Subsidiary or any ERISA Affiliate made contributions, (D) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan that is a Pension Plan so as to incur withdrawal liability under Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Section 4207 or 4208 of ERISA), or (E) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable.

          (iv) No notice of intent to terminate a Pension Plan has been filed, nor has any Plan been terminated pursuant to the provisions of Section 4041(e) of ERISA.

          (v) The PBGC has not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Plan and no event has occurred or condition exists which might constitute grounds under the provisions of
     Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Plan.

          (vi) With respect to each Pension Plan that is subject to the provisions of Title 1, Subtitle B, Part 3 of ERISA, the funding method used in connection with such Plan is acceptable under ERISA, and the actuarial assumptions and methods used in connection with funding such Pension Plan satisfy the requirements of Section 302 of ERISA. The assets of each such Pension Plan (other than the Multiemployer Plans) are at least equal to the present value of the greater of (i) accrued benefits (both vested and non-vested) under such Plan, or (ii) "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Plan, in each case as of the latest actuarial valuation date for such Plan (determined in accordance with the same actuarial assumptions and methods as those used by the Plan's actuary in its valuation of such Plan as of such valuation date). No such Pension Plan has incurred any "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived.

          (vii) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Company, any Subsidiary or any ERISA Affiliate, which could reasonably be expected to be asserted, against any Plan or the assets of any such Plan. No civil or criminal action brought pursuant to the provisions of Title 1, Subtitle B,
     Part 5 of ERISA is pending or threatened against any fiduciary or any Plan. None of the Plans or any fiduciary thereof (in its capacity as such) has been the direct or indirect subject of any audit, investigation or examination by any governmental or quasi-governmental agency.

          (viii) In all material respects, all of the Plans comply currently, and have complied in the past, both as to form and operation, with their terms and with the provisions of ERISA and the Code, and all other applicable laws, rules and regulations; all necessary governmental approvals for the Plans have been obtained and a favorable determination as to the qualification under Section 401(a) of the Code of each of the

     Plans which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been made by the Internal Revenue Service and a recognition of exemption from federal income taxation under Section 501(c) of the Code of each of the funded employee welfare benefit plans (within the meaning of Section 3(1) of ERISA) has been made by the Internal Revenue Service, and nothing has occurred since the date of each such determination or recognition letter that would adversely affect such qualification.

     SECTION 4.23 Compliance with Environmental Laws.  Except as set forth in
                  ----------------------------------
Item 4.23 of the Disclosure Schedule:
---------

          (i) the operations of the Company and its Subsidiaries comply in all material respects with all applicable Environmental Laws; (ii) the Company and its Subsidiaries and all of their present facilities or operations, as well as to the Knowledge of the Company and its Subsidiaries their past facilities or operations, are not subject to any judicial proceedings or administrative proceedings or any outstanding written order or agreement with any governmental authority or private party respecting (a) any Environmental Law, (b) any Remedial Work, or (c) any Environmental Claims arising from the Release of a Contaminant into the environment; (iii) to the best of the Knowledge of the Company and its Subsidiaries, none of their operations is the subject of any Federal or state investigation evaluating whether any Remedial Work is needed to respond to a Release of any Contaminant into the environment; (iv) neither the Company nor any Subsidiaries of the Company nor any predecessor of any Company or any Subsidiary thereof has filed any notice under any Environmental Law indicating past or present treatment, storage, or disposal of a Hazardous Material or reporting a spill or Release of a Contaminant into the environment; (v) to the best of the Knowledge of the Company and its Subsidiaries, neither the Company nor its Subsidiaries has any contingent liability in connection with any Release of any Contaminant into the environment; (vi) none of the operations of the Company or its Subsidiaries involve the generation, transportation, treatment or disposal of Hazardous Materials; (vii) neither the Company nor its Subsidiaries have disposed of any Contaminant by placing it in or on the ground or waters of any premises owned, leased or used by any of them and to the Knowledge of the Company and its Subsidiaries neither has any lessee, prior owner, or other person;
     (viii) no underground storage tanks or surface impoundments are on any property of the Company or any Subsidiary; and (ix) no Lien in favor of any governmental authority for (A) any liability under any Environmental Law or regulations, or (B) damages arising from or costs incurred by such governmental authority in response to a Release of a Contaminant into the environment, has been filed or attached to the property of the Company and its Subsidiaries.

     SECTION 4.24  Securities Activities.
                   ---------------------

     (a) The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     (b) No portion of the proceeds of the issuance of the Notes under this Agreement shall be used by the Company in any manner that might cause such issuance and sale or the application of such proceeds to violate Regulations G, U, T or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such issuance and sale and such use of proceeds.

     SECTION 4.25  Solvency.  The Company is and, upon consummation of the
                   --------
transactions contemplated hereby, will be, Solvent.

     SECTION 4.26  Year 2000 Compliance.  The cost to the Company and its
                   --------------------
Subsidiaries of reprogramming and testing their computer systems and related equipment to permit proper functioning in and following the year 2000 and the reasonably foreseeable consequences of the year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure to others' systems or equipment) will not result in a Default or have a Material Adverse Effect.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each of the Purchasers severally, not jointly, represents and warrants to the Company, at and as of the Closing Date that:

     SECTION 5.1  Purchase for Own Account.  Such Purchaser is purchasing the
                  ------------------------
Notes and Warrants solely for its own account and not as nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Notes and Warrants pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

     SECTION 5.2  Accredited Investor.  Such Purchaser is  knowledgeable,
                  -------------------
sophisticated and experienced in business and financial matters; it previously invested in securities similar to the Notes and Warrants and it acknowledges that the Notes and Warrants have not been registered under the Securities Act and understands that the Notes and Warrants must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; it is able to bear the economic risk of its investment in the Notes and Warrants and is presently able to afford the complete loss of such investment; it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act; and it has been afforded access to information about the Company and its respective financial condition, results of operations, business, property, management and prospects sufficient to enable it to evaluate its investment in the Notes. Such Purchaser acknowledges that it has conducted its own analysis of the foregoing factors.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

     The Company covenants and agrees that, until the earliest to occur of (i) the Payment in full of all the Subordinated Debt, (ii) the conversion of the entire principal amount of the Notes plus accrued and unpaid interest thereon into the Backstop Facility and (iii) the conversion of the entire principal amount of the Notes plus accrued and unpaid interest thereon into Common Stock of the Company upon the consummation of a Qualified Equity Offering, the Company shall perform, or cause the performance of, all covenants set forth in this
Article VI.
----------

     SECTION 6.1  Financial Statements and Other Reports.  The Company will
                  --------------------------------------
maintain, and will cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Company will furnish, or will cause to be furnished, to each Significant Holder unless such Significant Holder has notified the Company that he or it elects not to receive such information, copies of the following financial statements, reports, notices and information:

          (a) within ninety (90) days after the end of each Fiscal Year of the Company (i) Consolidated and consolidating balance sheets and Consolidated and consolidating income statements showing the financial condition of the Company and its Subsidiaries as of the close of such Fiscal Year and the results of their operations during such year, and (ii) a Consolidated and consolidating statement of shareholders' equity and a Consolidated and consolidating statement of cash flow, as of the close of such Fiscal Year, comparing such financial condition and results of operations to such financial condition and results of operations for the comparable period during the immediately preceding Fiscal Year (except the Company shall only be required to make reasonable best efforts to furnish consolidating cash flow), all the foregoing Consolidated financial statements to be audited by Ernst & Young, LLP or another nationally recognized independent accounting firm (which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial Accounting Standards Board) and all consolidating financial statements to be prepared and certified by the Chief Financial Officer of the Company and its Subsidiaries as presenting fairly the financial condition and results of operations of the Company and its Subsidiaries and as having been prepared in accordance with GAAP, and each to be in form and substance acceptable to the Requisite Holders.

          (b) within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of the Company, (i) unaudited Consolidated and consolidating balance sheets and Consolidated and consolidating income statements showing the financial condition and results of operations of the Company and its Subsidiaries as of the end of each such quarter, (ii) a Consolidated and consolidating statement of shareholders' equity and (iii) a Consolidated and consolidating statement of cash flow, in each case for the fiscal quarter just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such quarter, and comparing such financial condition and results of operations to the projections for the applicable period provided under paragraph (i) below and to the results for the comparable period during the immediately preceding Fiscal Year (except that the Company shall only be required to make best efforts to furnish consolidating cash flows), in each case prepared and certified by the Chief Financial Officer of the Company as presenting fairly the financial condition and results of operations of the Company and its Subsidiaries and as having been prepared in accordance with GAAP, in each case subject to normal year-end audit adjustments;

          (c) within thirty (30) days after the end of each month (i) unaudited Consolidated and consolidating balance sheets and income statements showing the financial condition and results of operations of the Company and its Subsidiaries as of the end of each such month, and (ii) a Consolidated statement of shareholders' equity and statement of cash flow, in each case for the month just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such month, and comparing such financial condition and results of operations to the projections for the applicable period provided under paragraph (i) below and to the results for the comparable period during the immediately preceding Fiscal Year, prepared and certified by the Chief Financial Officer of the Company as presenting fairly the financial condition and results of operations of the Company and its Subsidiaries and as having been prepared in accordance with GAAP, in each case subject to normal year-end audit adjustments and adjustments necessary to comply with GAAP accounting regarding the filing of the Company's quarterly reports on Form 10Q with the SEC;

          (d) promptly after the same become publicly available, copies of such registration statements, annual, period and other reports, and such proxy statements and other information, if any, as shall be filed by the Company or any Subsidiaries with the SEC pursuant to the requirements of the Securities Act or the Exchange Act.

          (e) concurrently with any delivery under (a), (b) or (c) above, a certificate of the firm or Person referred to therein (x) which certificate shall in the case of the certificate of the Chief Financial Officer of the Company, certify that to the best of his or her Knowledge no Default has occurred and, if such a Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (y) which report, in the case of the report furnished by the independent public accountants' referred in paragraph (a) above, may be limited to accounting matters and disclaim responsibility for legal interpretations, but shall in any event state that nothing came to the accountants' attention that caused them to believe, as of the dates of the financial statements being furnished, that any Default has occurred and is continuing or, if they believe a Default has occurred and is continuing, describing such Default and the steps, if any, being taken to cure it;

          (f) Within five (5) days of receipt by the Company thereof a management letter prepared by the independent public accountants who reported on the financial statements delivered under (a) above, with respect to the internal audit and financial controls of the Company and its Subsidiaries;

          (g) promptly upon any executive officer of the Company obtaining Knowledge (i) of any condition or event that constitutes a Default, or becoming aware that any Holder has given any notice or taken any other action with respect to a claimed Default, (ii) that any Person has given any notice to the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in Section
                                                                      -------
     10.1.2, (iii) of any condition or event that will be required to be
     ------
     disclosed in a current report filed by the Company or its Subsidiaries with the SEC on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof), or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Default, event or condition, and what action the Company has taken, is taking and proposes to take with respect thereto;

          (h) within thirty (30) days prior to the beginning of each Fiscal Year, a summary of business plans and financial operation projections (including, without limitation, with respect to capital expenditures) for the Company and its Subsidiaries for such Fiscal Year (including monthly balance sheets, statements of income and of consolidated cash flow) and annual projections through the Stated Maturity Date prepared by management and in form, substance and detail (including, without limitation, principal assumptions) satisfactory to the Requisite Holders.

          (i) with reasonable promptness, such other information and data with respect to the financial condition, business, property, assets, revenues and operations of the Company as the Requisite Holders may from time to time reasonably request; provided, that the Company shall not be required
                              --------
     to deliver any of the information specified in this Section 6.1 to any
                                                         -----------
     Holder which the Company reasonably determines to be in, or be affiliated with a Person in, a line of business which is competitive with the Company's line of business.

     SECTION 6.2  Corporate Existence, etc.  The Company will, and will cause
                  -------------------------
its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence.

     SECTION 6.3  Maintenance of Business and Properties.  The Company will, and
                  --------------------------------------
will cause its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchise and Intellectual Property material to the conduct of its businesses; maintain and operate such businesses in the same general manner in which they are presently operated; comply with all laws, rules, regulations and governmental orders (whether federal, state or local) applicable to the operation of such businesses whether now in effect or hereafter enacted.

     SECTION 6.4  Insurance.  The Company will, and will cause each of its
                  ---------
Subsidiaries to keep its insurable properties adequately insured at all times by financially sound and reputable insurers, (b) maintain such other insurance, to such extent, in such amount, and against such risks, including fire, theft, fraud, product liability, business interruption and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, provided, however, that such insurance shall
                                --------  -------
insure the property of the Company and its Subsidiaries against all risk of physical damage, including, without limitation, loss by fire, explosion, theft and fraud, in no event at any time in an amount less than the greater of (i) the Subordinated Debt and (ii) the replacement value of the Collateral (other than receivables, chattel paper, instruments and other general intangibles), (c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Company or any of its Subsidiaries, in such amount as the Senior Agent shall reasonably deem necessary, and (d) maintain such other insurance as may be required by applicable law.

     SECTION 6.5  Taxes.  Except as set forth in Item 4.12 of the Disclosure
                  -----
Schedule, the Company will, and will cause its Subsidiaries to pay and discharge promptly when due all taxes, assessments and governmental charges, or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof in excess of $200,000 in the aggregate, unless such payment shall be diligently contested by the Company and its Subsidiaries in good faith and appropriate reserves therefor shall have been instituted.

     SECTION 6.6  Books and Records.  The Company will, and will cause its
                  -----------------
Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit any designated representative of the Requisite Holders or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Company hereby authorizes such independent public accountant to discuss their financial matters with each such representative whether or not any representative of the Company is present) and to examine (and, at the expense of the Company, photocopy extracts from) any of its books or other corporate records. The Company shall pay reasonable fees of such independent public accountant incurred in connection with the exercise of the Requisite Holders' rights pursuant to this Section 6.6.

     SECTION 6.7  Environmental Laws.  The Company will, and will cause its
                  ------------------
Subsidiaries to,

          (a) comply, and cause each of their Subsidiaries to comply, in all material respects with the provisions of all Environmental Laws, and shall keep their properties and the properties of their Subsidiaries free of any Lien imposed pursuant to any Environmental Law. The Company shall not cause or suffer or permit, and shall not suffer or permit any of its Subsidiaries to cause or suffer or permit, the property of the Company or its Subsidiaries to be used for the generation, production, processing handling, storage, transporting or disposal of any Hazardous Material, except for Hazardous Materials used by them in the ordinary course of business in which case such Hazardous Materials shall be used, stored, generated, treated and disposed of only in material compliance with Environmental Law.

          (b) supply to the Significant Holders, with respect to material conditions, copies of all submissions by the Company or any of its Subsidiaries to any governmental body and of the reports of all environmental audits and of all other environmental tests, studies or assessments (including the data derived from any sampling or survey of asbestos, soil, or subsurface or other materials or conditions) that may be conducted or performed (by or on behalf of the Company or any of its Subsidiaries) on or regarding the properties owned, operated, leased or occupied by the Company or any of its Subsidiaries or regarding any conditions that might have been affected by Hazardous Materials on or Released or removed from such properties. The Company shall also permit and authorize, and shall cause its Subsidiaries to permit and authorize, the consultants, attorneys or other Persons that prepare such submissions or reports or perform such audits, tests, studies or assessments to discuss such submissions, reports or audits with the Significant Holders.

          (c) Promptly (and in no event more than fifteen (15) Business Days after the Company becomes aware or is otherwise informed of such event) provide oral and written notice to the Significant Holders upon the happening of any of the following:

               (i) the Company, any of its Subsidiaries, or any tenant or other occupant of any property of the Company or any of its Subsidiaries receives notice of material claim, complaint or notice of a violation or potential violation of any Environmental Law;

               (ii) there has been a spill or other Release of Hazardous Material upon, under or about or affecting any of the properties owned, operated, leased or occupied by the Company or any of its Subsidiaries, or Hazardous Materials at levels or in amounts that may have to be reported, remedied or responded to under Environmental Law are detected on or in the soil or groundwater of any such property;

               (iii) the Company or any of its Subsidiaries is or may be liable for the costs of cleaning up or otherwise responding to a material Release of Hazardous Materials;

               (iv) any part of the properties owned, operated, leased or occupied by the Company or any of its Subsidiaries is or may be subject to a Lien under any Environmental Law; or

               (v) the Company or any of its Subsidiaries undertakes any Remedial Work with respect to any Hazardous Materials.

          (d) Timely undertake and complete any Remedial Work required by any Environmental Law.

     SECTION 6.8.  ERISA.  The Company will, and will cause each of its
                   -----
Subsidiaries to:

          (a) Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that neither the
                                             --------  -------
     Company, any Subsidiary, nor any ERISA Affiliate shall be required to pay any such liability if (1) the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and
     (2) such Person shall have set aside on its books reserves which, in the opinion of the independent certified public accountants of such Person, are adequate with respect thereto; and

          (b) Deliver to each Significant Holder, promptly, and in any event within 30 days, after (i) the occurrence of any Reportable Event, a copy of the materials that are filed with the PBGC, or the materials that would have been required to be filed if the 30-day notice requirement to the PBGC was not waived, (ii) the Company, any Subsidiary or any ERISA Affiliate or an administrator of any Pension Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice, (iii) the receipt of notice by the Company or any ERISA Affiliate or an administrator of any Pension Plan from the PBGC of the PBGC's intention to terminate any Pension Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Treasury Form 5500 with respect to any Plan, together with certified financial statements (if any) for the Plan and any actuarial statements on Schedule B to such Form 5500, (v) the Company or any ERISA Affiliate knows or has reason to know of any event or condition which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan, an explanation of such event or condition, (vi) the receipt by the Company or any ERISA Affiliate of an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (vii) the Company or any ERISA Affiliate knows or has reason to know of any event or condition which might cause any one of them to incur a liability under Section 4062, 4063, 4064 or 4069 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, and (viii) the Company or any ERISA Affiliate knows or has reason to know that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and (v) through (vii) together with a statement signed by the Chief Financial Officer of the Company setting forth details as to such Reportable Event, notice, event or condition and the action which the Company, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto.

     SECTION 6.9  Litigation and Other Notices.  Give the Significant Holders
                  ----------------------------
prompt written notice of the following:

          (a) the issuance by any court or governmental agency or authority of any injunction, order, proceeding, investigation, audit by federal, state or city taxing authorities, decision or other restraint prohibiting, or having the effect of prohibiting, the issuance of the Notes, or invalidating, or having the effect of invalidating, any provision of this Agreement, the Notes or the other Subordinated Debt Documents, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraining;

          (b) the filing or commencement of any action, suit or proceeding against the Company or any of its Subsidiaries, whether at law or in equity or by or before any court or any Federal, state, municipal or other governmental agency or authority, (i) which is material and is brought by or on behalf of any governmental agency or authority, or in which injunctive or other equitable relief is sought or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would (A) reasonably be expected to result in liability of the Company or a Subsidiary thereof in an aggregate amount of $200,000 or more, not reimbursable by insurance, or (B) materially impair the right of the Company or any of its Subsidiaries thereof to perform its obligations under this Agreement, any Note or any other Subordinated Debt Document to which it is a party;

          (c) any Default specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

          (d) any development in the business, affairs or business development of the Company or any of its Subsidiaries which has had or which is reasonably likely to have, a Material Adverse Effect.

     SECTION 6.10  Maintenance of Office or Agency.  The Company will maintain
                   -------------------------------
(a) an office or agency where the applicable Securities may be presented for payment, (b) an office or agency where the applicable Securities may be presented for registration and transfer and for exchange as provided in this Agreement, and (c) an office or agency where notices and demands to or upon the Company in respect of the applicable Securities may be served. The location of such office or agency initially shall be at 3111 North Kenwood Street, Burbank, California

91505. The Company shall give to each applicable Holder written notice of any change of location thereof.

     SECTION 6.11  Private Offering.  The Company agrees that neither it, nor
                   ----------------
anyone acting on its behalf, will offer or sell the Securities, or any portion of them, if such offer or sale might bring the issuance and sale of the Securities to any Purchaser hereunder within the provisions of Section 5 of the Securities Act nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of the Securities and any such securities could be integrated as a single offering for the purposes of the Securities Act, including Regulation D thereunder.

     SECTION 6.12  Information to Prospective Purchasers.  The Company shall,
                   -------------------------------------
upon the request of any Holder, deliver to such Holder and any prospective purchaser designated by such Holder promptly following the request of such Holder or such prospective purchaser, such information which such Holder or such prospective purchaser may reasonably request in order to comply with the information requirements of Rule 144 or Rule 144A under the Securities Act.

     SECTION 6.13  Further Assurances.  At any time and from time to time upon
                   ------------------
the request of the Requisite Holders, the Company will, and will cause each of its Subsidiaries to, at their own expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Requisite Holders may reasonably request in order to effect fully the purposes of the Transaction Documents and to provide for payment of the Subordinated Debt in accordance with the terms of this Agreement, the Notes and the other Transaction Documents.

     SECTION 6.14  Modification of Senior Credit Agreement.  The Company will
                   ---------------------------------------
not, and will not permit its Subsidiaries to, consent or agree to any amendment, supplement, waiver or other modification of the Credit Agreement or the notes issued pursuant thereto so as to

          (a) amend any provision thereof in a manner materially and adversely affecting the ability of the Subsidiaries to make payments to the Company; or

          (b)  amend, supplement or otherwise modify the covenants set forth in
     Section 7.07, 7.08, 7.09, 7.11, 7.12 or 7.18 of the Credit Agreement if the cumulative effect of such amendment or modification and all other such amendments and modifications to the foregoing covenants, if any, becoming effective concurrently therewith, shall materially and adversely affect the ability of the Company to perform the Subordinated Obligations.

                                  ARTICLE VII

                              NEGATIVE COVENANTS

     The Company covenants and agrees that, until payment in full of all of the Subordinated Debt, the Company shall perform the obligations set forth in this
Article VII.
-----------

     SECTION 7.1  Modification of Certain Agreements.  The Company will not
                  ----------------------------------
consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Transaction Documents, other than any amendment, supplement or other modification which does not affect the rights of the Holders under the Transaction Documents.

     SECTION 7.2  Conduct of Business.  So long as any Notes remain outstanding,
                  -------------------
the Company will not, and will not permit any of its Subsidiaries to, without the affirmative consent or approval of the Requisite Holders:

          (a) agree to acquire all or substantially all of the stock or assets of, merge with or into, consolidate with or combine with, any other Person other than The eMarket Group;

          (b) enter into any arrangement which would reasonably be expected to result in a Change of Control of the Company or any Subsidiary;

          (c) other than in respect of the Senior Debt or as permitted in the Security Agreement, sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

          (d) engage in any business other than the lines of business in which the Company and its Subsidiaries are engaged on the date hereof and any line of business substantially similar thereto;

          (e) amend or modify in any material respect the Organic Documents of the Company or any Subsidiary;

          (f) other than pursuant to the Company's employee benefit plans (including any future employee stock option plan approved by the Company's shareholders), authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise) any equity or debt securities of the Company or any Subsidiary, or amend any of the terms of any such equity or debt securities;

          (g) enter into, authorize, or permit (i) any arrangement, contract or transaction with any of its Affiliates (other than Equity Partners) of a nature customarily entered into by persons which are Affiliates of each other (including management or similar contracts or arrangements relating to the allocation of revenues, taxes and expenses or otherwise) requiring any payments to be made by the Company or any of its Subsidiaries to any Affiliate unless such arrangement is fair and equitable to the Company or such Subsidiary; or (ii) any other transaction, arrangements or contract with any of its Affiliates (other than Equity Partners) or any of the Company's stockholders or agents which would not be entered into by a prudent Person in the position of the Company or such Subsidiary with, or which is on terms which are less favorable than are obtainable from, any Person which is not one of its Affiliates or one of the Company's stockholders or agents;

          (h) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company or any Subsidiary;

          (i) modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

          (j) except in the ordinary course of business and consistent with past practice (or in respect of the Senior Debt or in accordance with
     Section 7.5) make any borrowings, incur any Indebtedness, or assume,
     -----------
     Guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person;

          (k) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

          (l) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice; or

          (m) undertake any Qualified Equity Offering on terms and conditions which are not reasonably acceptable to the Requisite Holders.

     SECTION 7.3  Inconsistent Agreements.  The Company will not, and will not
                  -----------------------
permit any of its Subsidiaries to, enter into any agreement or arrangement which is inconsistent with the obligations of the Company or any of its respective Subsidiaries under this Agreement or any other Transaction Document.

     SECTION 7.4  Fiscal Year.  The Company will not change its Fiscal Year.
                  -----------

     SECTION 7.5  Limitation of Ranking of Future Indebtedness.  The Company
                  --------------------------------------------
will not, directly or indirectly, incur, create, or suffer to exist any Indebtedness which is subordinate or junior in right of payment (to any extent) to any Senior Debt and which is senior or superior in right of payment (to any extent) to the Notes.

     SECTION 7.6  Stay, Extension and Usury Laws.  The Company covenants and
                  ------------------------------
agrees (to the extent that it may lawfully do so) that it will not, and will not permit any of its Subsidiaries to, at any time insist upon, plead, or in any manner whatsoever claim or take the benefit of or advantage of, and will use its best efforts to resist any attempts to claim or take the benefit of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of its obligations under this Agreement, the Notes or any other Transaction Document, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holders, but will suffer and permit the execution of every such power as though no such law has been enacted.

                                 ARTICLE VIII

             COVENANTS REGARDING CONVERSION; ISSUANCE OF WARRANTS

     SECTION 8.1  Qualified Equity Offering.  Upon the consummation of an equity
                  -------------------------
offering by the Company which results in gross proceeds of $25,000,000 or more (inclusive of the aggregate outstanding amounts under the Notes converted hereunder) on or prior to the first anniversary of the Initial Closing Date (a "Qualified Equity Offering"), all of the aggregate principal amount of Notes
--------------------------
then outstanding plus accrued and unpaid interest thereon, without any action on the part of the Company or any Holder, shall be deemed automatically converted into the number of fully paid and nonassessable shares of Common Stock which is obtained by dividing (x) the aggregate principal amount of outstanding Notes (plus accrued but unpaid interest thereon through the date of the consummation of the Qualified Equity Offering) by (y) the subscription in price to investors in such Qualified Equity Offering. Upon conversion, the Company will not issue fractional shares in respect of its Common Stock, but shall distribute cash in lieu of any such fractional shares.

     SECTION 8.2  Issuance of Warrants.  If a Qualified Equity Offering has not
                  --------------------
been consummated on or prior to the first anniversary of the Initial Closing Date, the Company shall issue to the Holders, as of the date one year and one day following the Initial Closing Date, 500,000 Warrants to purchase Common Stock of the Company per each $10,000,000 in aggregate principal of Notes then outstanding, which Warrants shall be in substantially the form of Exhibit B
                                                                  ---------
attached hereto. The Warrants shall be issued pro rata to each Holder based upon the aggregate principal amount of Notes held by such Holder. If the Notes shall have been redeemed or fully paid on or prior to the first anniversary of the Initial Closing Date, no Warrants shall be issuable under this Section 8.2.
                                                               -----------

     SECTION 8.3  Backstop Facility.  Upon the Company's consummation of a
                  -----------------
transaction establishing, on terms reasonably satisfactory to each Significant Holder, a backstop to a Qualified Equity Offering (a "Backstop Facility"), all
                                                      -----------------
of the aggregate principal of Notes then outstanding plus accrued and unpaid interest thereon shall be automatically converted into the subscription price for such Backstop Facility.

                                  ARTICLE IX

                                  REDEMPTION

     SECTION 9.1  Mandatory Redemption.  Subject to Article XI, the Company
                  --------------------              ----------
shall offer to redeem all of the then outstanding Notes at a redemption price equal to the aggregate principal amount thereof then outstanding plus accrued and unpaid interest thereon upon the occurrence of any of the following (each, a "Mandatory Redemption Event"):
 --------------------------

          (a)  an Event of Default;

          (b)  a Change of Control of the Company; or

          (c)  June 30, 2005.

     SECTION 9.2  Optional Redemption.  Subject to Article XI, the Company, at
                  -------------------              ----------
its option, may redeem, at any time, all of the then outstanding Notes at a redemption price equal to the aggregate principal amount thereof then outstanding plus accrued and unpaid interest. The Company shall not be required to pay any prepayment penalties or fees in connection with a redemption of Notes pursuant to this Section 9.2.
                 -----------

     SECTION 9.3  Selection of Notes and Portions of Notes to Be Redeemed.  If
                  -------------------------------------------------------
less than all of the then outstanding Notes are being redeemed, the Company shall redeem the Notes pro rata, in such manner as complies with applicable
                       --- ----
legal requirements, if any. Notes in denominations of $1,000 may be redeemed only in whole. The Company may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Agreement that apply to Notes called for redemption also apply to portions of Notes called for redemption.

     SECTION 9.4  Notice of Redemption.  A notice of redemption ("Notice of
                  --------------------                            ---------
Redemption") shall be sent by the Company to each Holder whose Notes are to be
----------
redeemed at such Holder's registered address by telecopier (with written confirmation of receipt) or by a nationally recognized overnight delivery service (i) in the event such Notes are being redeemed pursuant to Section 9.1,
                                                                   -----------
promptly after the occurrence of such Mandatory Redemption Event, or (ii) in the event such Notes are being redeemed pursuant to Section 9.2, at least 20 days
                                                -----------
but not more than 60 days before the applicable Redemption Date. Each Notice of Redemption shall identify the Notes to be redeemed and shall state:

          (a)  the applicable Redemption Date;

          (b)  the applicable Redemption Price;

          (c)  the name and address of the Company;

          (d) that the Notes called for redemption must be surrendered to the Company to collect the applicable Redemption Price;

          (e) that, unless the Company defaults in payment of the Redemption Price, interest on the Notes called for redemption ceases to accrue on and after the applicable Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price upon surrender to the Company of the Notes redeemed;

          (f) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued setting forth the remaining principal amount due on the Stated Maturity Date;

          (g) if less than all the Notes then outstanding are to be redeemed, the identification of the particular Notes (or portion(s) thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Note(s) to be outstanding after such partial redemption; and

          (h) the Section of this Agreement pursuant to which the Notes are to be redeemed.

     SECTION 9.5  Effect of Notice of Redemption.  Once a Notice of Redemption
                  ------------------------------
is delivered in accordance with Section 9.4 in connection with a redemption
                                -----------
pursuant to Section 9.2, the Notes called for redemption thereunder shall become
            -----------
due and payable on the applicable Redemption Date at the applicable Redemption Price.

     SECTION 9.6  Payment of Redemption Price.  On presentation and surrender of
                  ---------------------------
any Notes in connection with a mandatory redemption in respect of a Change of Control or an optional redemption with respect to which a Notice of Redemption has been given, at the place of payment specified in Section 6.9, such Notes or
                                                     -----------
specified portions thereof shall be paid and redeemed by the Company on the applicable Redemption Date at the applicable Redemption Price.

                                   ARTICLE X

                               EVENTS OF DEFAULT

     SECTION 10.1  Listing of Events of Default.  Each of the following events
                   ----------------------------
or occurrences described in this Section 10.1 shall constitute an "Event of
                                 ------------                      --------
Default".
-------

     SECTION 10.1.1  Non-Payment of Subordinated Debt.  The Company shall
                     --------------------------------
default in the payment when due, whether at stated maturity, by acceleration, by notice of optional redemption or prepayment, by mandatory redemption or prepayment or otherwise, of (a) any principal or premium of any Note or (b) any interest on any Note (and the failure to pay such Subordinated Obligation shall remain unremedied for a period of ten days).

     SECTION 10.1.2  Breach of Warranty.  Any representation or warranty of the
                     ------------------
Company made or deemed to be made hereunder or in any other Transaction Document executed by it or any other writing or certificate furnished by or on behalf of the Company to any Purchaser or any Holder for the purposes of or in connection with this Agreement or any such other Transaction Document (including any certificates delivered pursuant to Article III) is or shall be incorrect when
                                   -----------
made in any material respect.

     SECTION 10.1.3  Non-Performance of Certain Covenants and Obligations.  The
                     ----------------------------------------------------
Company shall default in the due performance and observance of any of its obligations under Section 6.1, 6.2, 6.12, 6.13 or 8.2 or Article VII.
                  -----------  ---  ----  ----    ---    -----------

     SECTION 10.1.4  Non-Performance of Other Covenants and Obligations.  The
                     --------------------------------------------------
Company shall default in the due performance and observance of any other agreement contained herein or in any other Transaction Document executed by it, and such default shall continue unremedied for a period of twenty-five (25) days after the earlier of (i) an executive officer of the Company becoming aware of such default or (ii) notice thereof shall have been given to the Company by the Requisite Holders.

     SECTION 10.1.5  Default on Other Indebtedness.  A default shall occur in
                     -----------------------------
the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 10.1.1) of the Company having a principal amount,
             --------------
individually or in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 10.1.6  Judgments. Any judgment (not reimbursed by insurance
                     ---------
policies of the Company and its Subsidiaries) or decree for the payment of money, fine or penalty which when taken together with all other such judgments, decrees, fines and penalties shall exceed $400,000 is rendered by a court or other tribunal against the Company or any of its Subsidiaries and (i) remains undischarged or unbonded for a period of 30 consecutive days during which the execution of such judgment, decree, fine or penalty shall not have been stayed effectively or (ii) any judgment creditor or other Person shall legally commence actions to collect on or enforce such judgment, decree, fine or penalty.

     SECTION 10.1.7  Pension Plans.  Any of the following events shall occur
                     -------------
with respect to any Pension Plan:

          (i) a Reportable Event shall have occurred with respect to a Pension Plan, (ii) the filing by the Company, any of its Subsidiaries, any ERISA Affiliate, or an
          administrator of any Plan of a notice of intent to terminate such a Plan in a "distress termination" under the provisions of Section 4041 of ERISA, (iii) the receipt of notice by the Company, any of its Subsidiaries, any ERISA Affiliate, or an administrator of a Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Pension Plan, (iv) any other event or condition exists which might reasonably be expected to constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan by the PBGC,
          (v) a Pension Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under the provisions of Section 412(d) of the Code, (vi) the Company, any of its Subsidiaries or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA, (vii) the Company, any of its Subsidiaries or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code, (viii) the occurrence of any other event or condition with respect to any Plan which would constitute an event of default under any other agreement entered into by the Company, any of its Subsidiaries or any ERISA Affiliate, and in each case in clauses (i) through (viii) of this Section 10.1.7, such event or condition,
                                 --------------
          together with all other such events or conditions, if any, could subject the Company, any of its Subsidiaries or any ERISA Affiliate to any taxes, penalties or other liabilities which could reasonably be expected to have a Material Adverse Effect on the financial condition of the Company, any of its Subsidiaries or any ERISA Affiliate.

     SECTION 10.1.8  Bankruptcy, Insolvency, etc.
                     ----------------------------

     (a) The Company or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or any of its Subsidiaries or for a substantial part of its property or assets,
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take corporate action for the purpose of effecting any of the foregoing;

     (b) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any of its Subsidiaries, or of a substantial part of the property or assets of the Company or any of its Subsidiaries, under Title 11 of the United States Code or any other Federal state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or any of its Subsidiaries or for a substantial part of the property of the Company or any of its Subsidiaries, or (iii) the winding-up or liquidation of the Company or any of its Subsidiaries; and such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 45 days;

     SECTION 10.1.9   Dissolution.  Any order, judgment or decree shall be
                      -----------
entered against the Company decreeing the dissolution or split up of the Company, such order shall remain undischarged or unstayed for a period in excess of 30 days.

     SECTION 10.1.10  Impairment of Transaction Documents, etc.  Any Transaction
                      -----------------------------------------
Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Company, or the Company shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability.

     SECTION 10.2  Action if Bankruptcy.  If any Event of Default described in
                   --------------------
Section 10.1.8 shall occur, the outstanding principal amount of all outstanding
--------------
Notes and all other Subordinated Debt shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 10.3  Action if Other Event of Default.  If any Event of Default
                   --------------------------------
(other than any Event of Default described in Section 10.1.8) shall occur for
                                              --------------
any reason, whether voluntary or involuntary, and be continuing, the Requisite Holders (or, in the case such Event of Default is an Event of Default described in Section 10.1.1, Holders holding at least 25% of the aggregate principal
   --------------
amount of the then outstanding Notes) may, upon notice or demand and subject to

Article XI, declare all or any portion of the outstanding principal amount of
----------
the Notes and other Subordinated Debt, to be due and payable, whereupon the full unpaid amount of such Notes and any and all other Subordinated Debt which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

                                  ARTICLE XI

                     SUBORDINATION; ADDITIONAL AGREEMENTS

     SECTION 11.1  Agreement to Subordinate.  The Company and each Holder, as of
                   ------------------------
the date such Holder first accepts a Note, shall execute a copy of the Security Agreement. The Company and each Holder, by its acceptance of a Note, covenant and agree that the Subordinated Debt shall, to the extent and in the manner set forth in the Security Agreement, be subordinated in right of payment to the prior payment by the Company of the Senior Debt, whether now outstanding or hereafter created, incurred, assumed or Guaranteed.

     SECTION 11.2  Collateral Agency Agreement.  Each Holder, as of the date
                   ---------------------------
such Holder first accepts a Note, shall execute a copy of the Collateral Agency Agreement.

                                  ARTICLE XII

                                 MISCELLANEOUS

     SECTION 12.1  Amendments and Waivers.
                   ----------------------

     (a)  Consent of Holders.  No amendment, modification, termination or waiver
          ------------------
of any provision of this Agreement, the Notes, or consent to any departure by the Company therefrom, shall in any event be effective without the written concurrence of the Requisite Holders; provided, however, that no amendment,
                                      --------  -------
modification, termination or waiver of any term or provision of Article XI or
                                                                ----------
the Security Agreement, or of any definitions used therein, or of the form of any Note issued hereunder, shall be effective without the express written consent of the Requisite Senior Debtholders. Without the consent of each Holder affected, no amendment, modification, termination or waiver may (with respect to any Notes held by a non-consenting Holder of Notes):

          (i) reduce the principal amount of, or change the Stated Maturity Date of, any Note of such Holder;

          (ii) amend the provisions with respect to the redemption of any Note of such Holder pursuant to Sections 9.1, 9.2 and 9.3 (including reducing
                                ------------  ---     ---
     any applicable Redemption Price);

          (iii) reduce the rate of, or change the time for payment of, interest on any Note of such Holder;

          (iv) waive a Default in the payment of principal of or premium, if any, or interest on the Notes;

          (v) make the principal of, premium, if any, or the interest on, any Note of such Holder payable in any manner other than that stated in this Agreement and the Notes;

          (vi) waive a redemption payment with respect to any Note of such Holder;

          (vii) make any change to the subordination provisions of this Agreement that adversely affects any Holder;

          (viii) make any change to the definition of "Requisite Holders";

          (ix) reduce the percentage of the aggregate outstanding principal amount of Notes necessary to accelerate the Notes under Section 10.3 or
                                                             ------------
     modify the right of a Holder to accelerate its Note under Section 10.3;
                                                               ------------

          (x)    make any change to the transfer provisions of Section 12.2 that
                                                               ------------
     adversely affects the ability of a Holder to make any transfer described therein; or

          (xi) make any change in the foregoing amendment and waiver provisions.

     After an amendment, modification, termination or waiver under this Section
                                                                        -------
12.1 becomes effective, the Company shall mail to the Holders affected thereby a
----
notice briefly describing such amendment, modification, termination or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, modification, termination or waiver.

     (b)  Solicitation of Noteholders.  The Company will not solicit, request or
          ---------------------------
negotiate for or with respect to any proposed amendment, modification, termination or waiver of any of the provisions of this Agreement or the Notes unless each Holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company (but only to the extent the Company has been provided with addresses for the Holders) and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any amendment, modification, termination or waiver effected pursuant to the provisions of this
Section 12.1 shall be delivered by the Company to each Holder of outstanding
------------
Notes forthwith following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite percentage of outstanding Notes (but only to the extent the Company has been provided with the addresses for the Holders).

     (c)  Revocation and Effect of Consents.  Until an amendment, modification,
          ---------------------------------
termination or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of subsequent Holder may revoke the consent as to its Note or portion of its Note by notice to the Company received before the date on which the Requisite Holders have consented (and not theretofore revoked such consent) to such amendment, modification, termination or waiver.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, modification, termination or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date.

     After an amendment, modification, termination or waiver becomes effective, it shall bind every Holder of a Note, unless it makes a change described in any of clauses (i) through (viii) of Section 12.1(a), in which case, the amendment,
   -----------         ------    ---------------
modification, termination or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; provided that any
                                                              --------
such waiver shall not impair or affect the right of any Holder to receive payment of principal of, premium (if any) and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

     SECTION 12.2  Transfers.  Each Holder shall be permitted to transfer any
                   ---------
Note or any portion thereof (and the rights relating thereto under this Agreement and the other Transaction Documents) to any Person; provided that
                                                              --------

          (i) such transfer is made pursuant to a registration statement under the Securities Act (it being acknowledged that the Company shall not be obligated to assist in any manner in any such registration) or pursuant to an exemption from the registration requirements of the Securities Act;

          (ii) if such transfer is being made pursuant to an exemption from such registration requirements and if requested by the Company, counsel for such Holder (which counsel may be internal counsel) furnishes to the Company an opinion to the effect that such transfer is being made pursuant such an exemption;

          (iii) the applicable transferee is an "accredited investor" as defined in Regulation D promulgated under the Securities Act;

          (iv) such transferee represents to the Company in writing that it is acquiring such Note solely for its own account and not as nominee or agent for any other Person (other than for such managed accounts, if applicable) and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Note pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control;

          (v) unless the Holder making such transfer is making such transfer to any of its Affiliates or any of its partners or with the Company's prior written consent, such transfer is of (A) all the Notes then held by such Holder or (B) a Note or Notes (or a portion thereof) evidencing an aggregate principal amount outstanding of not less than $1,000,000.

     Within three Business Days after its receipt of notice that a transfer is being made pursuant to this Section 12.2, but not prior to the effective date of
                            ------------
such transfer, the Company shall deliver to the applicable transferee a new Note evidencing the aggregate principal amount transferred and, if the Holder making such transfer is retaining an interest in the Notes, a replacement Note in the aggregate principal amount being retained by such Holder (such Note to be in exchange for, but not in payment of, the Note then held by such Holder). Each such Note shall be dated the date of the predecessor Note. The Holder making such transfer shall mark the predecessor Note "exchanged" and deliver it to the Company.

     SECTION 12.3  Notices.  Unless otherwise specifically provided herein, any
                   -------
notice or other communication herein required or permitted to be given shall be in writing and shall be made by personal service, facsimile, United States air mail or reputable courier service:

          (a) if to the Purchasers or any subsequent Holder, at the address or telecopier number set forth on the signature pages hereof, or such other address as shall be designated in a written notice delivered to the Company, with a copy to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, Facsimile No. (212) 262-1910, Attention: James B. Carlson; and

          (b) if to the Company, at the address or telecopy number set forth on the signature pages hereof, or such other address as shall be designated in a written notice delivered to the other parties hereto.

     Unless otherwise specifically provided herein, any notice or other communication shall be deemed to have been given when delivered in Person or by courier service, upon receipt of facsimile (electronically confirmed), or five Business Days after depositing it in the United States air mail with postage prepaid and properly addressed.

     SECTION 12.4  Independence of Covenants.  All covenants hereunder shall be
                   -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     SECTION 12.5  Survival of Representations, Warranties and Agreements.
                   ------------------------------------------------------

     (a) All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the issuance and sale of the Notes hereunder.

     (b) Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Company set forth in Sections 2.2.3, 2.5, 2.8,
                                                     --------------  ---  ---
and 2.11 shall survive the payment of the Notes, the exercise of any Warrants,
    ----
and the termination of this Agreement.

     SECTION 12.6  Failure or Indulgence Not Waiver; Remedies Cumulative.  No
                   -----------------------------------------------------
failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder or under any other Transaction Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Transaction Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     SECTION 12.7  Severability.  Any provision of this Agreement, the Notes or
                   ------------
any other Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or impairing the remaining provisions of this Agreement, the Notes or such other Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 12.8 Obligations Several; Independent Nature of Senior Debtholders' Rights'. The obligations of the Holders hereunder are several and no Holder shall be responsible for the obligations of any other Holder hereunder. Nothing contained herein or in any other Transaction Document, and no action taken by the Holders pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Holder shall be a separate and independent debt, and each Holder shall be entitled to protect and enforce, subject to the express provisions of this Agreement, its rights arising out of this Agreement and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

     SECTION 12.9  Headings.  Section and subsection headings in this Agreement
                   --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     SECTION 12.10  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                    --------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 12.11  Successors and Assigns.  Subject to the provisions of
                    ----------------------
Section 12.2, this Agreement shall be binding upon the parties hereto and their
------------
respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of each Purchaser (including each Holder).

     SECTION 12.12  Consent to Jurisdiction and Service of Process.  ALL
                    ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY TRANSACTION PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER TRANSACTION DOCUMENT OR SUCH OBLIGATION. The Company hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Person at its address provided on the signature pages hereto, such service being hereby acknowledged by such Person to be sufficient for personal jurisdiction in any action against such Person in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Holder to bring proceedings against the Company in the courts of any other jurisdiction.

     SECTION 12.13  Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT
                    --------------------
HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES ISSUED HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     SECTION 12.14  Counterparts; Effectiveness.  This Agreement and any
                    ---------------------------
amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     SECTION 12.15  Understanding Among the Purchasers.  The determination of
                    ----------------------------------
each Purchaser to purchase the Notes pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements (including any projections) or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each Purchaser that no other Purchaser has acted as an agent of or in concert with such Purchaser in connection with making its investment hereunder and that no other

Purchaser will be acting as an agent of such Purchaser in connection with monitoring its investment hereunder.

     SECTION 12.16  Entire Agreement.  This Agreement, together with the Notes,
                    ----------------
the Warrants and the schedules and exhibits hereto and thereto is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding, written or verbal, of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement together with the Notes and the Warrants supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                                 ARTICLE XIII

                                 SUBORDINATION

     The Company covenants and each Purchaser and other holder of a Note, by its acceptance of a Note, likewise covenants and agrees for the benefit of the holders of Senior Debt, that, to the extent and in the manner hereinafter set forth in this Article and notwithstanding any other provision of this Agreement, the obligations and other Indebtedness, liabilities and obligations represented by any and all of the Subordinated Debt Documents and any and all Guarantees thereof or collateral secured therefor (collectively, the "Subordinated
                                                           ------------
Obligations") are hereby expressly made subordinate and subject in right of
-----------
payment, to the prior payment in full of all Senior Debt; provided, however,
                                                          --------  -------
that the Notes, the Indebtedness represented thereby and the payment of the principal of and interest on the Notes in all respects shall rank prior to all existing and future unsecured indebtedness (including Indebtedness) of the Company that is not Senior Debt.

     SECTION 13.1.  Payment Over Upon Dissolution, etc.  In the event of
                    -----------------------------------

          (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, the Subsidiaries or to any of their respective creditors, as such, or to any of their respective assets,

          (b) any liquidation, dissolution or other winding up of the Company, the Subsidiaries, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than in accordance with a Change of Control), or

          (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or the Subsidiaries,

then, and in any such event, the holders of Senior Debt shall be entitled to receive payment in full in cash of all amounts due on or in respect of all Senior Debt, or provision reasonably acceptable to the Senior Agent shall be made for such payment in cash, before any Person is entitled to receive any payment or distribution on account of principal, interest or other amounts with respect to the Subordinated Obligations, and to that end, the holders of Senior Debt shall be entitled to receive, for application to repayment thereof, any payment or distribution of assets of the Company and of Subsidiaries of any kind or character, whether in cash, property or securities, by off-set or otherwise, to which the holders of the Subordinated Obligations would be entitled but for the provisions of this Article, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or Subsidiaries, being subordinated to the payment of the Subordinated Obligations.

     In the event that, notwithstanding the foregoing provisions of this Section, the holder of any Subordinated Obligations shall have received any payment or distribution of assets of the Company or Subsidiaries of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company or Subsidiaries being subordinated to the payment of the Subordinated Obligations, before all Senior Debt is paid in full in cash or payment thereof provided for (with such provision being reasonably acceptable to the Senior Agent), then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company or Subsidiaries for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     SECTION 13.2.  Payment Block Upon Senior Default.  In the event
                    ---------------------------------

          (a)  of the occurrence and during the continuation of

               (i) any default in the payment of principal of or interest on any Senior Debt beyond any applicable grace period with respect thereto, or

               (ii) any event of default with respect to any Senior Debt which shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or

          (any such default or event of default, being a "Senior Payment
                                                          --------------
          Default"),
          -------

          (b) that any other event of default (other than a Senior Payment Default) with respect to any Senior Debt shall have occurred and be continuing permitting (without regard to whether any notice shall have been given or grace period shall have expired) the holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would have otherwise have become due and payable (a "Senior Performance Default"),
                                               --------------------------
then no payment shall be made by the Company or any Subsidiary on account of the principal of, or interest on or any other amounts with respect to the Subordinated Obligations or on account of the purchase or redemption or other acquisition of the Subordinated Obligations

          (c) in case of any Senior Payment Default, unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled,

          (d) in case of any Senior Performance Default, from the date the Company received written notice of such event of default from a holder of Senior Debt until the earlier of

               (i)  180 days after such date, and

               (ii) the date, if any, on which the Senior Debt to which such Senior Performance Default relates is discharged and any commitment to extend credit related thereto is terminated or such default is waived by the holders of such Senior Debt or otherwise cured, or

          (e)  in case of any Senior Payment Default referred to in clause
     (a)(ii), so long as any judicial proceeding is pending with respect to such event (if such date is later than the date in clause (c) above).

In the event that, notwithstanding the foregoing, the Company or any Subsidiary shall make any payment to any holder of Subordinated Obligations prohibited by the foregoing provisions of this Section or by the provisions of Section 8.4,
                                 -------                         -----------
then and in such event such payment shall be paid over and delivered forthwith to the holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of the Senior Debt held by them). The provisions of this Section shall not apply to any payment with respect to which Section 8.1
                                                                  -----------
would be applicable.

     In case of a Senior Payment Default or Senior Performance Default, then, unless an Event of Default of the type referenced in Section 10.1.8 shall have
                                                     --------------
occurred, then the holders of Subordinated Obligations shall not be entitled to declare all or any portion of the Subordinated Obligations to be due and payable pursuant to Section 10.3 of this Agreement or to otherwise initiate judicial
            ------------
proceedings or exercise any other rights or remedies with respect to a default hereunder with respect thereto until and after 90 days after the occurrence of such Senior Payment Default or the written notice of such Senior Performance Default; provided, that from and after such 90 day period, then the Requisite
         --------
Holders shall be so entitled to accelerate payment of the Notes, notwithstanding other or additional Events of Default arising during such 90 day period.

     SECTION 13.3.  Payment Otherwise Permitted.  Nothing contained in this
                    ---------------------------
Article or elsewhere in this Agreement or in the Notes shall, at any time (except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.1 or except under the conditions and as described in Section
      ------------                                                    -------
13.2),
----

          (a) prevent the Company from making payments at any time of principal of or interest on the Notes; or

          (b)  impair the terms of Section 10.2 or 10.3 pursuant to which the
                                   ------------    ----
     Notes may become due and payable prior to their stated maturity; provided,
                                                                      --------
     however, that at any time when the holders of Senior Debt shall have the
     -------
     right pursuant to Section 13.2 as the result of the occurrence and
                       ------------
     continuation of a Senior Performance Default or a Senior Payment Default to prevent the Company and any Subsidiary from making payments of principal or interest on the Subordinated Obligations, the holders of Subordinated Obligations shall not be entitled to accelerate the maturity of the Notes pursuant to Section 10.3 without 10 Business Days' prior notice to the
                 ------------
     Company and the Senior Agent.

     SECTION 13.4.  Effect of Subordinated Obligations Acceleration.  In the
                    -----------------------------------------------
event that Section 13.2 is not applicable and any Subordinated Obligations shall
           ------------
be declared due and payable as the result of the occurrence of one or more defaults in respect of such Subordinated Obligations, no payment shall be made in respect of any Subordinated Obligations unless and until the holders of the Senior Debt shall have received payment in full in cash of all Senior Debt.

     SECTION 13.5.  Subrogation to Rights of Holders of Senior Debt.  Subject to
                    -----------------------------------------------
the payment in full in cash of all Senior Debt, the Purchaser and each other Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Purchaser and each other Holder would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by the Holders, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

     SECTION 13.6.  Provisions Solely to Define Relative Rights.  The provisions
                    -------------------------------------------
of this Article are intended solely for the purpose of defining the relative rights of the holders of Subordinated Obligations on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Agreement or in the Notes is intended to or shall

          (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms;

          (b) affect the relative rights against the Company or any holder of Subordinated Obligations and creditors of the Company other than the holders of Senior Debt; or

          (c) prevent any Noteholder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article of the holders of Senior Debt

               (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company, or any Subsidiary referred to in Section 13.1, to receive, pursuant to and in
                                    ------------
          accordance with such Section, cash, property and securities otherwise payable or deliverable to any holder of the Subordinated Obligations,

               (ii)  under the conditions specified in Section 13.2, to prevent
                                                       ------------
          any payment prohibited by such Section, or

               (iii) under the conditions specified in Section 13.3, to
                                                       ------------
          prohibit the exercise of remedies by the holder of the Subordinated Obligations.

     SECTION 13.7.  No Waiver of Subordination Provisions.  No right of any
                    -------------------------------------
present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Subsidiary or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Subsidiary with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with. Without in any way limiting the generality of the foregoing, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to any holder of the Subordinated Obligations, without incurring responsibility to any holder of the Subordinated Obligations and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Subordinated Obligations to the holders of Senior Debt, do any one or more of the following:

          (a) amend or supplement in any manner any document or instrument evidencing Indebtedness; provided, however, that any such amendment or
                              --------  -------
     supplement of the Senior Credit Agreement without the consent of the holders of the Subordinated Obligations, if required pursuant to Section
                                                                      -------
     6.14, shall nevertheless constitute a breach of the covenants contained
     ----
     herein, and the holders of the Subordinated Obligations shall not in any way be deemed by the provisions of this Section to have limited or waived any of their rights and remedies against any Person (other than the holders of any Senior Debt) under this Agreement with respect to such Section 6.14;
                                                                   ------------

          (b)  subject to the provisions of Section 6.1 of the Security
                                            -----------
     Agreement sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt;

          (c) release any Person liable in any manner for the collection of Senior Debt; and

          (d) exercise or refrain from exercising any rights against the Company or any Subsidiary and any other Person.

     SECTION 13.8.  Notice to the Holders of Subordinated Obligations.  The
                    -------------------------------------------------
Company shall give prompt written notice to the Holders of any fact known to the Company which would prohibit the making of any payment to the Holders in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Agreement, the holders of the Subordinated Obligations shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to the holders of the Subordinated Obligations in respect of the Subordinated Obligations, unless and until the holders of the Subordinated Obligations shall have received actual notice thereof, or written notice thereof from the Company or a holder of Senior Debt or from any agent or trustee therefor; and, prior to the receipt of any such written notice, the holders of the Subordinated Obligations shall be entitled in all respects to assume that no such facts exist.

     SECTION 13.9.  Proving, etc. Claims.  If the holders of the Subordinated
                    --------------------
Obligations have not filed, proved or voted, as the case may be, in any proceeding of the nature referred to in clauses (a), (b) or (c) of Section 13.1,
                                        ----------------    ---    ------------
the Senior Agent may, upon five days prior written notice to the Holders, so file, prove or vote, as the case may be, in the name of the holders of the Subordinated Obligations or otherwise, with respect to any and all claims of the holders of the Subordinated Obligations relating to the Obligations of the Company or any Subsidiary.

     SECTION 13.10.  Reliance on Judicial Order or Certificate of Liquidating
                     --------------------------------------------------------
Agent.  Upon any payment or distribution of assets of the Company or any
-----
Subsidiary referred to in this Article XIII, the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of the Company or any Subsidiary, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided, that the foregoing shall apply only if such court has been
         --------
fully apprised of the provisions of this Article XIII.

                                          (signature page to Purchase Agreement)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              MATTHEWS STUDIO EQUIPMENT GROUP



                                    By:  /s/ Carlos D. DeMattos
                                       ------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chairman of the Board/
                                              Chief Executive Officer

                              Notice Address:

                              3111 North Kenwood Street
                              Burbank, California 91505
                              Attention: Carlos D. DeMattos
                              Telephone: 818-525-5217
                              Facsimile: 818-525-5216

                                          (signature page to Purchase Agreement)

                              ING EQUITY PARTNERS, L.P. I

                              By:  Lexington Partners, L.P.,
                                      its General Partner

                              By:  Lexington Partners, Inc.,
                                      its General Partner



                                    By:  /s/ Benjamin P. Giess
                                       -----------------------
                                       Name:  Benjamin P. Giess
                                       Title: Authorized Signatory

                              Notice Address:

                              c/o Hampshire Equity Partners
                              420 Madison Avenue
                              33rd Floor
                              New York, New York 10022
                              Attention: Benjamin P. Giess
                              Telephone:  212-453-1708
                              Facsimile:  212-750-2970

                                                                      SCHEDULE I


                                  Purchasers
                                  ----------

Purchasers                               Securities                                        Purchase Amount
----------                               ----------                                        ---------------
ING Equity Partners L.P. I               Note in principal amount of $10,000,000             $10,000,000